UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
 (Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  November 30, 2015

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Advisory Research MLP & Energy Infrastructure Fund
(Class I: MLPPX)

ANNUAL REPORT
November 30, 2015

Advisory Research MLP & Energy Infrastructure Fund
Class I
a series of Investment Managers Series Trust

Shareholder letter	1
Fund Performance	9
Schedule of Investments	11
Statement of Assets and Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	28
Supplemental Information	29
Expense Example	33

This report and the financial statements contained herein are provided for the general information of the shareholders of the Advisory Research MLP & Energy Infrastructure Fund.  This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.advisoryresearch.com

8235 Forsyth Boulevard, Suite 700 Saint Louis, Missouri 63105 Telephone: 314 446-6750 www.advisoryresearch.com

MLP & Energy Infrastructure Fund
(“MLPPX”)
November 30, 2015

Dear Shareholder,

Thank you for your investment in the Advisory Research MLP & Energy Infrastructure Fund (the “Fund”).  This report covers the one-year period ended November 30, 2015, as well as an overall update on the Fund’s investments.

Our firm, Advisory Research, Inc., serves as investment advisor for the Fund.  We manage Master Limited Partnerships (“MLPs”) and energy infrastructure assets for investment companies, institutions and high net worth individuals.

The Fund’s primary investment objective is to seek current income and secondarily, long-term capital appreciation.  The Fund will seek to meet its investment objective by opportunistically investing in energy infrastructure securities, with an emphasis on MLPs and entities affiliated with MLPs.  We believe that a well constructed portfolio of energy infrastructure investments has the potential to provide investors with a mix of current income, growth potential, low correlation to other asset classes, and some tax advantages.  The Fund will invest in both equity and fixed income securities with the asset allocation being a function of current opportunities.

We expect the Fund to exhibit high correlation to and aim to generate similar returns with the Alerian MLP Index (the “Index”), but with less volatility and more liquidity over a full market cycle. In general, we would expect the Fund to underperform when the Index is generating higher than average returns and to outperform when the Index performs at less than its long-term potential.

Relative to the Alerian MLP Index, the Fund has generated results generally in-line with initial expectations for the one year and since inceptions periods.

Fund Results as of November 30, 2015
1 Year Period	Performance	Volatility[1]	Correlation to Index
MLP & Energy Infrastructure Fund	-29.18%	19.38%	0.92
Alerian MLP Index	-34.03%	28.07%
5 Year Period	Performance	Volatility[1]	Correlation to Index
MLP & Energy Infrastructure Fund	4.77%	13.20%	0.91
Alerian MLP Index	2.56%	18.58%
Since Inception (9/9/2010)	Performance[2]	Volatility[1]	Correlation to Index
MLP & Energy Infrastructure Fund	5.69%	12.98%	0.91
Alerian MLP Index	4.43%	18.27%

1

[1]	Standard deviation is annualized based on daily total returns and indicates the volatility of a fund’s total returns. In general, the higher the standard deviation, the greater the volatility of return.
[2]	Annualized

The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and most recent month-end performance may be obtained by calling 1-888-665-1414.  The total annual gross and net operating expense ratios for the Fund’s Class I shares are 1.18% and 1.00% respectively.3  There is a 2% redemption fee if redeemed within 90 days of purchase.

The fiscal year ended November 30, 2015 was a difficult one for MLP and energy infrastructure assets.  The Alerian Index declined -34.03% for the period.  The average MLP had an even more challenging year than the Index.  The equally-weighted Alerian MLP Index, a representation of the average performance of the 50 largest MLPs, declined -37.58% for the fiscal year.  General Partner (GP) units of MLPs, which are not in the Alerian Indices, fell -37.40% for the same period.

The current bear market is approaching the deepest pullback on record for the asset class, falling -44.3% on a price return basis from peak to fiscal year end.  It is also the third longest pullback.  We project this MLP bear market may end early in fiscal 2016.  We believe market conditions will remain challenging and volatile. We are encouraged by the fact that valuations look as attractive as anything we have seen in the last 20 years.  We expect 2016 returns to be strong, although not the snap-back type returns we saw in 2009.

2015 was the most challenging year for MLPs since 2008.  Investor focus throughout the year has been on the decline in commodity prices, specifically crude oil.  West Texas Intermediate (WTI) started the year at $53 a barrel, was near $60 at mid-year, and then collapsed towards the $30’s by November 30, 2015.  The sell-off has been attributed to many things, including rising supply from the Middle East, soft global demand growth, and a rising U.S. dollar.  Regardless of the source of the sell-off, many U.S. producers will struggle to maintain current production levels at oil prices below $40 to $50 a barrel, and it is likely that 2016 will be a year of financial stress for many domestic producers.  Although much focus has been on crude prices, natural gas prices have not fared well either.  Booming U.S. supplies and a very poor start to the U.S. heating season have contributed to a near 30% decline in natural gas prices.  Most of the decline occurred in the second half of the year as much of the country saw warm weather, possibly connected to the 2015 El Niño, which lasted late into the year.

MLP fundamentals are generally tied to the volumes of commodities transported as opposed to the price of the commodity.  Demand in the U.S. is responding favorably to lower prices at the pump, and supply has been surprisingly firm.  Natural gas volumes were also up in 2015.  The result is that the existing businesses of most MLPs are as good as or better than a year ago.  Despite this, capital markets are especially challenging for energy companies.  Why are MLPs trading so poorly if their businesses are performing reasonably well?  We believe there are several reasons:

2

•	Concern that commodity prices will stay lower for longer, leading to declining transportation volumes, less opportunity to grow by adding new infrastructure, and re-contracting risk on existing volumes.
•	Fear that MLPs will react to the more challenging environment by slashing distributions to unitholders in an attempt to conserve cash to improve their balance sheets while still pursuing the growth opportunities that they do have.
•	Talk of the demise of the MLP structure with the implication that the structure is not viable in today’s commodity and capital market environments.
•	Tax loss selling from retail investors, forced de-levering by investment funds, and short selling by opportunistic investors accelerating in the second half of the year.

Our belief is that commodity prices will likely stay lower for longer, leading to a decline in U.S. production volumes, which will eventually cause commodity prices to rise modestly.  We also believe that U.S. demand will stay strong and that will require the transportation of commodity products to demand centers, whether sourced from the U.S. or offshore.  This may lead to reliable and consistent cash flow for the vast majority of the MLPs that we own.  Re-contracting will be a risk to a degree, but we expect that many MLPs will find strong demand for their assets.  We do have a concern that MLP distribution growth will soften and some MLPs will decide, for want or for need, to cut unitholder distributions.  We believe that in 2016 the stronger MLPs will generally maintain or grow their distributions, which will validate the MLP structure.  As MLPs continue to pay distributions and commodity prices begin to firm, we expect that investors will refocus on the attractive MLP valuations, MLP prices will rise, and the cycle of tax loss harvesting and forced selling will be broken.

One Year Performance ended 11/30/15
The year showed very solid returns relative to a poorly performing Index.  During the period the Fund’s total return was -29.18%, which compared favorably to the Index return of -34.03%. The MLP and energy infrastructure equity4 allocation returned -34.77% while the fixed income assets4 were down
-11.68%.

The largest detractor to performance was the non-Index equity4 portion of the portfolio, which returned -37.73%, meaningfully underperforming the Index. These same securities, which largely contain GP units of MLPs, had been strong performers for several years.  We expect they will rebound going forward.

During the latter part of the fiscal year, the fixed income portion of the portfolio was not as defensive as it had been throughout the bear market up until that point. Similar to our GP positions, we are very confident about the fixed income portfolio we own and its long-term value to the strategy.  With limited exception, the fixed income holdings are not highly distressed and we believe the recent underperformance will be recovered.

Since Inception Performance
MLPs have completed a full market cycle since the Fund’s inception in 2010, and today’s long-term relative performance is consistent with what we expected at the Fund’s inception.

3

Total Returns as of 11/30/2015	Since Inception* (9/9/2010)
MLP & Energy Infrastructure Fund	5.69%
Alerian MLP Index	4.43%
*Annualized

Since inception, the Fund has returned 5.69%, ahead of the 4.43% annualized return for the Index.  The equity4 portion of the Fund remains the main driver of performance, returning 45.89% cumulative since inception. The fixed income4 portion of the strategy has returned 19.35% cumulative since inception, ahead of the 7.12% cumulative return for the Corporate High Yield/Energy portion of the Barclays U.S. Aggregate Bond Index.

The fixed income portion of the Fund continues to help reduce volatility for the portfolio.  Since inception the Fund’s volatility has averaged about 71% of the Alerian’s volatility. To illustrate risk-adjusted returns, we use the ratio of total annualized return divided by annualized standard deviation.  Since inception the Fund outperformed the Index with less volatility.

Risk-Adjusted Return	Since Inception (9/9/2010)
MLP & Energy Infrastructure Fund	0.44
Alerian MLP Index	0.24

The Fund continues to exhibit strong correlation to the Index, with a correlation ratio of 0.91 since inception.  We expect that the Fund’s focus on buying MLPs and other securities closely related to MLPs will help keep the correlation with the Index high over time.

Asset Allocation
The equity allocation at 11/30/2015 is similar to the Fund’s average asset mix of 70% since inception.  During the significant MLP market sell-off, we have maintained the MLP and equity allocation.

	MLP and Energy Infrastructure Equity[4]	Fixed Income and Cash[4]
Quarter Ending 11/30/2015	72.3%	27.7%
Average Since Inception (9/9/2010)	70.3%	29.7%

Outlook
We expect 2016 to be a year of additional challenges for MLPs, possibly a few surprising distribution cuts, and definitely above-average volatility.  Yet, we believe that MLP valuations reflect all of this and the bear market is likely ending.  We believe the market will climb the wall of worry in 2016 and deliver solid returns to investors.

The most bullish factor for MLPs continues to be valuation.  MLPs remain deeply undervalued in our view at more than two standard deviations5 below fair value.  This implies that valuations are lower than approximately 97.5% of the expected observations.  The only comparable observations occurred during the financial crisis of 2007-08.

4

On the bearish side of the ledger we are faced with low commodity prices, producers reducing their plans for future spending, and declining U.S. production on the crude oil side.  This raises the likelihood that there will be less need for new infrastructure over the coming five years and, therefore less opportunity for MLPs to grow.  Low MLP equity prices make raising capital difficult and expensive, which further raises the odds that distribution growth for MLPs will be muted.

The prices of MLPs in the market indicate that investors believe that the actual outcome will be even worse, with widespread distribution cuts implied.  The recent distribution cuts from respected energy infrastructure entities Kinder Morgan and the Teekay family, announced after the fiscal year-end, have reinforced that view.  We believe that Kinder Morgan, and subsequently Teekay, lowered distributions because they choose that route as a better long-term option for their stakeholders versus other available choices, such as reducing growth plans.  It is important to note that both entities reinforced their existing earnings guidance in conjunction with their distribution cut announcements.  These cuts were made of want, not need.  The market reaction to the distribution cut decisions was negative. It is our belief that the large majority of our holdings have an income-oriented shareholder base and will make every effort to hold their distribution at current levels.

We will see distribution cuts among a greater number of MLPs in this cycle than we have seen in previous cycles.  That is mostly attributable to the fact that there are more MLPs today than in previous cycles. It is also due to a higher number of commodity-exposed MLPs and the degree of the current energy market stress.  The longer and deeper the broader energy market retrenches, the more likely it becomes that MLPs opt to conserve cash and build stronger balance sheets.  Coming out of this bear market we expect to see MLP distributions that are very sound but with a lower expected growth rate.  We expect that many of the Fund’s holdings to be comfortable maintaining, or even growing their distributions in 2016.  We do expect, however, that if the current energy market stress continues throughout 2016, some of our holdings will lower their growth spending and as a last resort may reduce their distribution. Current market prices are assuming widespread distribution cuts and we believe that investors will be well compensated for the more likely scenario that most MLPs maintain or grow their distributions.

A challenge in the Fund in the second half of 2015, was the performance of the GP units that we own.  For background, GP units own the Incentive Distribution Rights (IDRs) of a related MLP(s).  They may also own additional assets, such as limited partnership units of the related MLP(s).  GP units are generally expected to grow at a higher rate than the underlying MLP but tend to offer a lower yield.  For the first nine months of this bear market, the GPs outperformed the Index.  In general, the GPs we own are tied to the largest and most successful MLPs that exist.  It was our view that these MLPs were best positioned to weather the storm of an extended energy market drawdown and emerge from the other side stronger than ever.  The market agreed with this view until the second half of this year.  As the tough market has persisted, it is our view that many investors are “throwing in the towel” on future MLP distribution growth, which is particularly damaging to the higher growth GPs.  Many of these GP units are now extremely undervalued in our view and positioned to perform very well when the MLP market rebounds.

5

As we look forward to an admittedly challenging environment, we are positioning the Fund more towards demand-driven volumes and less toward supply-driven volumes.   The simple rationale is that the economy is strong, demand is rising, and production will likely stall or shrink in the current price environment.  In our view, the more essential an asset is to delivering volumes to demand centers, the more likely volumes will sustain or grow over time.  Increasingly, the Federal Reserve Bank Open Market Committee’s actions on interest rates will weigh on investors’ minds.  A firming of commodity prices in a rising rate environment may result in a more muted MLP price response than we have seen in recent recoveries.  In such a situation, fundamentally sound MLPs with market leading positions for their assets will be a key driver of outperformance, in our view.

As a shareholder, you will receive a 1099 tax form in 2016.  Therefore, if you are a tax-exempt investor holding Fund shares you generally will not have unrelated business taxable income (“UBTI”) attributable to your ownership or sale of the Fund shares unless your ownership of the shares is debt-financed.  Similarly, it is generally expected that you will not become subject to additional state and local income tax return filing requirements by reason of your holdings of Fund shares.  Please consult your tax advisor for information specific to your situation.

We appreciate your investment in the Fund.

Sincerely,

Advisory Research, Inc.

Alerian MLP Index is a composite of the 50 most prominent energy master limited partnerships calculated using a float-adjusted, capitalization-weighted methodology.   The since inception performance shown for the index is that of the Fund’s inception.

Alerian MLP Equal Weight Index is the equal-weighted version of the Alerian MLP Index, which includes the same 50 companies but allocates a 2% weight to each constituent at each rebalancing.

Barclays U.S. Aggregate Bond Index covers the U.S. dollar denominated, investment-grade, fixed rate, taxable bond market of SEC registered securities.  The index includes bonds from the Treasury, Government-Related, Corporate, Mortgage Backed Securities (agency fixed-rate and hybrid Adjustable Rate Mortgage pass-throughs), Asset Backed Securities, and Collateralized Mortgage Backed Securities sectors.

S&P 500 Index is a value weighted index of the prices of 500 large cap common stocks actively traded in the United States.

6

S&P 500 Energy Index is comprised those companies in the S&P 500 that are classified as members of the GICS energy sector.

West Texas Intermediate (WTI) is a grade of crude oil used as a benchmark in oil pricing.  It is the underlying commodity of the New York Mercantile Exchange’s oil futures contracts.

Indexes are un-managed and do not account for investment expenses.  You cannot invest directly in an index.

Master limited partnership (MLP) is a limited partnership that is publicly traded on a securities exchange.  It combines the tax benefits of a limited partnership with the liquidity of publicly traded securities.

Investing in MLPs differs from investments in common stock including risks related to cash flow, dilution and voting rights. Investments are concentrated in the energy infrastructure sector; with an exclusive emphasis on securities issued by MLPs. Concentration of the Fund's investment in the energy infrastructure sector, with an exclusive emphasis on securities issued by MLPs, may increase price fluctuation. Energy infrastructure companies are subject to risks specific to the industry such as fluctuations in commodity prices, reduced volumes of natural gas or other energy commodities, changes in the economy or the regulatory environment or extreme weather.  MLPs may trade less frequently than larger companies due to their smaller capitalizations which may result in erratic price movement or difficulty in buying or selling. MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment including the risk that an MLP could lose its tax status as a partnership which could reduce the value and income produced from the Fund.

The Fund is non-diversified, which means that the Fund may invest in the securities of relatively few issuers. Investments in securities of a limited number of issuers or primarily of the energy infrastructure sector exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

The Fund may invest in derivatives, (futures and options), high yield debt (also known as junk bonds) and ETFs. These investments involve significant risks and losses may occur. Derivatives may be more sensitive to changes in market conditions and may amplify risks.

The Fund may invest in the debt securities of MLPs and generally, fixed income securities decrease in value when interest rates rise. High yield securities are below investment grade quality and may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Certain transactions including the use of derivatives may give rise to a form of leverage which may increase the risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the NAV of the Fund generally to decline faster than it would otherwise.

7

The Fund intends to elect to be treated and to qualify each year, as a “regulated investment company” (RIC) under the U.S. Internal Revenue Code of 1986 (the “Code”). The Fund must meet certain source-of-income, asset diversification and annual distribution requirements to maintain RIC status. If for any taxable year the Fund fails to qualify as a RIC, all taxable income will be subject to federal income tax and possibly state and local income tax at regular corporate rates (without any deduction for distributions to shareholders) and any income available for distribution will be reduced.

[3]	The Advisor has contractually agreed to waive its fees and/or pay for expenses until March 31, 2016 and may be terminated by the Trust’s Board of Trustees. The Advisor is permitted to seek reimbursement from the Fund, for three years from the date of any such waiver or payment to the extent a class’s total annual fund operating expenses do not exceed the limits described above.

[4]	Sector and allocation performance shows the extent to which underlying holdings affect a fund’s performance relative to its index. The methodology of calculation is different from total return and will not match the fund’s performance. Performance shown is historical and is no guarantee of future results.

[5]	Standard deviation measures the dispersion of a set of data from its mean.

The views in this shareholder letter were those of the Investment Advisor as of the letter’s publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.
8

Advisory Research MLP & Energy Infrastructure Fund
FUND PERFORMANCE at November 30, 2015 (Unaudited)

This graph compares a hypothetical $5 million investment in the Fund, made at its inception with a similar investment in the Alerian MLP Index (TR), the S&P 500® Index, and the Barclays U.S. Aggregate Bond Index. Results include the reinvestment of all dividends and capital gains.

The Alerian MLP Index (TR) is a composite of the 50 most prominent energy master limited partnerships calculated using a float-adjusted, capitalization-weighted methodology.  The S&P 500® Index is a value weighted index of the prices of 500 large cap common stocks actively traded in the United States.  The Barclays U.S. Aggregate Bond Index covers the U.S. dollar denominated, investment-grade, fixed rate, taxable bond market of SEC registered securities.

These indices do not reflect expenses, fees or sales charge, which would lower performance. The indices are unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of November 30, 2015	1 Year	3 Years	5 Years	Since Inception	Inception Date
Advisory Research MLP & Energy Infrastructure Fund	-29.18%	-0.05%	4.77%	5.69%	09/09/10
Alerian MLP Index (TR)	-34.03%	-3.25%	2.56%	4.43%	09/09/10
S&P 500® Index	2.75%	16.09%	14.40%	15.30%	09/09/10
Barclays U.S. Aggregate Bond Index	0.97%	1.50%	3.09%	3.10%	09/09/10

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 665-1414.

Gross and net expense Ratios for the Fund were 1.18% and 1.00% respectively, which were the amounts stated in the current prospectus.  The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.00% of the average daily net assets of the Fund.  In the absence of such waivers, the Fund’s returns would have been lower.  This agreement is in effect until March 31, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees.  The Fund’s advisor is permitted to seek recoupment from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending of three full fiscal years in which such reimbursement occurred.

9

Advisory Research MLP & Energy Infrastructure Fund
FUND PERFORMANCE at November 30, 2015 (Unaudited) - Continued

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

10

Advisory Research MLP & Energy Infrastructure Fund
SCHEDULE OF INVESTMENTS
As of November 30, 2015

Principal Amount		Value

	CORPORATE BONDS – 24.5%
	ENERGY – 23.4%
	Antero Resources Corp.
$3,700,000	6.000%, 12/1/2020[1]	$3,552,000
3,125,000	5.125%, 12/1/2022[1]	2,843,750
	DCP Midstream LLC
1,000,000	8.125%, 8/16/2030	963,980
8,225,000	6.750%, 9/15/2037[2]	6,603,927
1,500,000	Denbury Resources, Inc. 6.375%, 8/15/2021[1]	960,000
	Kinder Morgan, Inc.
300,000	8.050%, 10/15/2030	299,428
1,500,000	7.800%, 8/1/2031	1,460,055
2,300,000	7.750%, 1/15/2032	2,237,728
9,000,000	Midcontinent Express Pipeline LLC 6.700%, 9/15/2019[2]	8,685,000
	ONEOK, Inc.
4,475,000	4.250%, 2/1/2022[1]	3,658,312
12,650,000	6.000%, 6/15/2035	9,329,375
	PBF Holding Co. LLC / PBF Finance Corp.
8,175,000	8.250%, 2/15/2020[1]	8,532,656
3,225,000	7.000%, 11/15/2023[1,2]	3,225,000
	QEP Resources, Inc.
200,000	6.800%, 4/1/2018	202,000
4,800,000	6.875%, 3/1/2021	4,584,000
	Range Resources Corp.
700,000	5.750%, 6/1/2021[1]	652,750
2,675,000	5.000%, 3/15/2023[1]	2,367,375
	Rockies Express Pipeline LLC
2,700,000	6.850%, 7/15/2018[2]	2,760,750
3,500,000	6.875%, 4/15/2040[2]	3,255,000
	Spectra Energy Capital LLC
6,525,000	6.750%, 2/15/2032	6,684,458
1,000,000	7.500%, 9/15/2038	1,050,216
5,375,000	Tennessee Gas Pipeline Co. LLC 8.375%, 6/15/2032	5,473,690
1,175,000	Tesoro Corp. 5.375%, 10/1/2022[1]	1,195,563
1,000,000	Valero Energy Corp. 8.750%, 6/15/2030	1,293,680
12,225,000	Western Refining, Inc. 6.250%, 4/1/2021[1]	12,163,875
6,775,000	Williams Cos., Inc. 8.750%, 3/15/2032	6,643,524
		100,678,092
11

Advisory Research MLP & Energy Infrastructure Fund
SCHEDULE OF INVESTMENTS - Continued
As of November 30, 2015

Principal Amount		Value

	CORPORATE BONDS (Continued)
	INDUSTRIAL – 1.1%
$4,660,000	Teekay Corp. 8.500%, 1/15/2020[3]	$4,566,753

	TOTAL CORPORATE BONDS (Cost $116,984,400)	105,244,845

Number of Shares

	COMMON STOCKS – 48.1%
	ENERGY – 43.6%
738,530	Columbia Pipeline Group, Inc.	14,157,620
1,242,482	Enbridge Energy Management LLC	30,987,501
73,935	Enbridge, Inc.[3]	2,620,996
466,216	EnLink Midstream LLC	7,865,064
258,400	EQT Corp.	14,785,648
762,114	Kinder Morgan, Inc.	17,963,027
85,505	NextEra Energy Partners LP	2,211,159
471,090	ONEOK, Inc.	13,887,733
214,145	Pattern Energy Group, Inc. - Class A	3,835,337
1,468,130	Plains GP Holdings LP - Class A	17,999,274
344,750	Spectra Energy Corp.	9,032,450
365,120	Tallgrass Energy GP LP - Class A	8,018,035
384,609	Targa Resources Corp.	15,115,134
782,537	Williams Cos., Inc.	28,609,553
		187,088,531
	INDUSTRIAL – 3.7%
289,038	Teekay Corp.[3]	8,046,818
596,166	Teekay Offshore Partners LP3	7,923,046
		15,969,864
	UTILITIES – 0.8%
101,680	NRG Yield, Inc. - Class A	1,381,831
138,655	NRG Yield, Inc. - Class C	1,960,582
		3,342,413
	TOTAL COMMON STOCKS (Cost $291,713,695)	206,400,808

	MASTER LIMITED PARTNERSHIPS – 24.4%
	ENERGY – 22.9%
114,005	Antero Midstream Partners LP	2,555,992
192,438	Buckeye Partners LP	13,026,128
725,076	DCP Midstream Partners LP	18,416,930
472,349	Enable Midstream Partners LP	4,440,081
814,070	Energy Transfer Equity LP	15,418,486
584,115	MPLX LP	25,081,898
12

Advisory Research MLP & Energy Infrastructure Fund
SCHEDULE OF INVESTMENTS - Continued
As of November 30, 2015

Number of Shares		Value

	MASTER LIMITED PARTNERSHIPS (Continued)
	ENERGY (Continued)
286,405	Plains All American Pipeline LP	$7,097,116
144,002	TC PipeLines LP	7,122,339
96,440	Tesoro Logistics LP	4,817,178
		97,976,148
	INDUSTRIAL – 0.3%
136,345	USD Partners LP	1,371,631

	UTILITIES – 1.2%
121,705	Western Gas Equity Partners LP	5,077,532

	TOTAL MASTER LIMITED PARTNERSHIPS (Cost $128,656,512)	104,425,311

	SHORT-TERM INVESTMENTS – 4.5%
19,451,717	Fidelity Institutional Money Market - Treasury Only Portfolio, 0.01%[4]	19,451,717

	TOTAL SHORT-TERM INVESTMENTS (Cost $19,451,717)	19,451,717

	TOTAL INVESTMENTS – 101.5% (Cost $556,806,324)	435,522,681
	Liabilities in Excess of Other Assets – (1.5)%	(6,277,010)

	TOTAL NET ASSETS – 100.0%	$429,245,671

LLC – Limited Liability Company
LP – Limited Partnership

[1]	Callable.
[2]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $24,529,677.
[3]	Foreign security denominated in U.S. Dollars.
[4]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

13

Advisory Research MLP & Energy Infrastructure Fund
SUMMARY OF INVESTMENTS
As of November 30, 2015

Security Type	Percent of Total Net Assets
Corporate Bonds
Energy	23.4%
Industrial	1.1%
Total Corporate Bonds	24.5%
Common Stocks
Energy	43.6%
Industrial	3.7%
Utilities	0.8%
Total Common Stocks	48.1%
Master Limited Partnerships
Energy	22.9%
Utilities	1.2%
Industrial	0.3%
Total Master Limited Partnerships	24.4%
Short-Term Investments	4.5%
Total Investments	101.5%
Liabilities in Excess of Other Assets	(1.5)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

14

Advisory Research MLP & Energy Infrastructure Fund
STATEMENT OF ASSETS AND LIABILITIES
As of November 30, 2015

Assets:
Investments, at value (cost $556,806,324)	$435,522,681
Cash	18,340
Receivables:
Fund shares sold	59,031
Dividends and interest	2,463,494
Prepaid expenses	25,149
Total assets	438,088,695

Liabilities:
Payables:
Investment securities purchased	8,322,142
Fund shares redeemed	99,745
Advisory fees	277,297
Fund administration fees	29,946
Fund accounting fees	24,319
Auditing fees	17,485
Custody fees	9,014
Transfer agent fees and expenses	4,888
Chief Compliance Officer fees	2,610
Trustees' fees and expenses	900
Accrued other expenses	54,678
Total liabilities	8,843,024

Net Assets	$429,245,671

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of
shares authorized)	$557,326,783
Accumulated net investment loss	(1,671,358)
Accumulated net realized loss on investments and written options contracts	(5,126,111)
Net unrealized depreciation on investments	(121,283,643)
Net Assets	$429,245,671

Class I:
Shares of beneficial interest issued and outstanding	46,108,611
Net asset value per share	$9.31

See accompanying Notes to Financial Statements.

15

Advisory Research MLP & Energy Infrastructure Fund
STATEMENT OF OPERATIONS
For the Year Ended November 30, 2015

Investment Income:
Dividends (net of foreign withholding taxes of $7,822)	$3,591,085
Interest	5,148,660
Total investment income	8,739,745

Expenses:
Advisory fees	2,064,346
Fund administration fees	198,272
Fund accounting fees	100,395
Miscellaneous	49,364
Shareholder reporting fees	35,469
Transfer agent fees and expenses	35,103
Custody fees	31,325
Legal fees	25,485
Registration fees	24,987
Auditing fees	17,485
Chief Compliance Officer fees	7,534
Trustees' fees and expenses	7,128
Insurance fees	1,417

Total expenses	2,598,310
Advisory fees recovered	154,494
Net expenses	2,752,804
Net investment income	5,986,941

Realized and Unrealized Gain (Loss) on Investments and Written Options Contracts
Net realized gain (loss) on:
Investments	(5,971,041)
Written options contracts	149,050
Net realized loss	(5,821,991)
Net change in unrealized appreciation/depreciation on investments	(124,790,469)
Net realized and unrealized loss on investments and written options contracts	(130,612,460)

Net Decrease in Net Assets from Operations	$(124,625,519)

See accompanying Notes to Financial Statements.

16

Advisory Research MLP & Energy Infrastructure Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	November 30, 2015	November 30, 2014
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$5,986,941	$1,024,464
Net realized gain (loss) on investments and written options contracts	(5,821,991)	2,409,426
Net change in unrealized appreciation/depreciation on investments	(124,790,469)	(1,085,713)
Net increase (decrease) in net assets resulting from operations	(124,625,519)	2,348,177

Distributions to Shareholders:
From net investment income	(5,374,790)	(1,042,192)
From net realized gains	-	(2,682,781)
Return of capital	(14,828,287)	(996,555)
Total distributions to shareholders	(20,203,077)	(4,721,528)

Capital Transactions:
Class I:
Proceeds from shares sold	420,655,410	139,106,216
Reinvestment of distributions	18,852,110	3,860,855
Cost of shares redeemed[1]	(32,850,383)	(4,996,081)
Net increase in net assets from capital transactions	406,657,137	137,970,990

Total increase in net assets	261,828,541	135,597,639

Net Assets:
Beginning of period	167,417,130	31,819,491
End of period	$429,245,671	$167,417,130

Accumulated net investment loss	$(1,671,358)	$(514,823)

Capital Share Transactions:
Shares sold	35,353,862	9,500,328
Shares reinvested	1,734,220	275,048
Shares redeemed	(2,965,582)	(345,726)
Net increase in capital share transactions	34,122,500	9,429,650

[1]	Net of redemption fee proceeds of $435 and $0, respectively.

See accompanying Notes to Financial Statements.

17

Advisory Research MLP & Energy Infrastructure Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended		For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	November 30, 2015		November 30, 2014	November 30, 2013	November 30, 2012	November 30, 2011

Net asset value, beginning of period	$13.97		$12.45	$11.91	$11.25	$10.48
Income from Investment Operations:
Net investment income[1]	0.26		0.23	0.19	0.22	0.18
Net realized and unrealized gain (loss) on investments	(4.20)		2.23	1.71	1.06	1.19
Total from investment operations	(3.94)		2.46	1.90	1.28	1.37

Less distributions:
From net investment income	(0.20)		(0.40)	(0.10)	(0.22)	(0.13)
From net realized gain	-		(0.37)	(1.26)	(0.40)	(0.36)
From return of capital	(0.52)		(0.17)	-	-	(0.11)
Total distributions	(0.72)		(0.94)	(1.36)	(0.62)	(0.60)

Redemption fee proceeds[1]	-	[2]	-	-	-	-

Net asset value, end of period	$9.31		$13.97	$12.45	$11.91	$11.25

Total return[3]	(29.18%)		20.18%	17.32%	11.60%	13.26%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$429,246		$167,417	$31,819	$26,845	$22,368

Ratio of expenses to average net assets: [4]
Before fees waived/recovered	0.94%		1.18%	1.40%	1.47%	2.13%
After fees waived/recovered	1.00%		1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets:
Before fees waived/recovered	2.23%		1.49%	1.12%	1.36%	0.50%
After fees waived/recovered	2.17%		1.67%	1.52%	1.83%	1.63%
Portfolio turnover rate	29%		34%	56%	103%	99%

[1]	Calculated based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	The Advisor has contractually agreed to limit the operating expenses to 1.00%.

See accompanying Notes to Financial Statements.

18

Advisory Research MLP & Energy Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS
November 30, 2015

Note 1 – Organization
The Advisory Research MLP & Energy Infrastructure Fund (the “Fund”) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  Prior to December 27, 2013, the Fund was known as FAMCO MLP & Energy Infrastructure. The Fund’s primary investment objective is current income and long-term capital appreciation. The Fund commenced investment operations on September 9, 2010. The outstanding shares of the Fund were exchanged on July 16, 2014 into a newly created Class I shares of the Fund.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Debt securities are valued at the last available bid price for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Master Limited Partnerships
An MLP is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986 (the “Code”), the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock.  Holders of MLP units generally have limited control and voting rights on matters affecting the partnership.  The value of the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation and there could be a material decrease in the value of its securities.

19

Advisory Research MLP & Energy Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2015

(c) Sector Concentration Risk
The focus of the Fund’s portfolio on a specific industry may present more risks than if the portfolio were broadly diversified over numerous industries. A downturn in energy related industries would have a larger impact on a Fund than on an investment company that does not concentrate in such industries. At times, the performance of the Fund’s investments may lag the performance of other industries or the broader market as a whole. Such underperformance may continue for extended periods of time.

(d) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date.  Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations.  Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(e) Short Sales
Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security.  To complete such a transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless.  Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense.  To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense.  Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(f) Options
The Fund may write or purchase options contracts primarily to enhance the Fund’s returns or to hedge against declines in the prices of portfolio securities. In addition, the Fund may write put options to hedge against increases in the prices of securities which it intends to purchase. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts.

20

Advisory Research MLP & Energy Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2015

Transactions in option contracts written for the year ended November 30, 2015 were as follows:

	Number of Contracts	Premium Amount
Outstanding at December 1, 2014	-	$-
Options written	1,740	149,050
Options terminated in closing purchasing transactions	-	-
Options expired	(1,740)	(149,050)
Options exercised	-	-
Outstanding at November 30, 2015	-	$-

(g) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended November 30, 2012-2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h) Distributions to Shareholders
The Fund will make distributions of net investment income quarterly and capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Advisory Research, Inc. (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.75% of the Fund’s average daily net assets.  The Advisor has contractually agreed to waive its fee and/ pay for operating expenses to ensure that total annual operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A) expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.00% of the Fund's average daily net assets of the Fund.  This agreement is in effect until March 31, 2016, and may be terminated before that date only by the Trust’s Board of Trustees.

21

Advisory Research MLP & Energy Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2015

For the year ended November 30, 2015, the Advisor recovered $154,494 of its advisory fees. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred. At November 30, 2015, the amount of these potentially recoverable expenses was $197,630. The Advisor may recapture all or a portion of this amount no later than November 30, of the years stated below:

2016	$85,745
2017	111,885
2018	-

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the year ended November 30, 2015, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended November 30, 2015, are reported on the Statement of Operations.

During the year ended November 30, 2015, the Fund engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act:

Purchases	Sales
$54,849,845	$-

22

Advisory Research MLP & Energy Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2015

Note 4 – Federal Income Taxes
At November 30, 2015, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$549,339,705

Gross unrealized appreciation	6,014,636
Gross unrealized depreciation	(119,831,660)

Net unrealized depreciation on investments	$(113,817,024)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to income/(loss) from MLP K-1’s, which are treated as an increase/(decrease) in cost basis of the MLP shares held, options, and timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended November 30, 2015, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$ 1,121,970	$ (1,768,686)	$ 646,716

As of November 30, 2015, the components of accumulated earnings (deficit) for the Fund on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term capital gains	-
Tax accumulated earnings	-

Accumulated capital, other losses and partial MLP dispositions	(14,264,088)
Net unrealized depreciation on investments	(113,817,024)
Total accumulated deficit	$(128,081,112)

At November 30, 2015, the Fund had capital loss carryforwards, which reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax.  Pursuant to the Code, such capital loss carryforwards will expire as follows:

Not Subject to Expiration
Short term	Long Term	Total
$4,067,350	$819,460	$4,886,810

23

Advisory Research MLP & Energy Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2015

The tax character of distributions paid during the fiscal years ended November 30, 2015 and November 30, 2014 for the Fund was as follows:

Distribution paid from:	2015	2014
Ordinary income	$5,374,790	1,913,572
Long-term capital gains	-	1,811,401
Tax return of capital	14,828,287	996,555
Total distributions paid	$20,203,077	4,721,528

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase.  For the year ended November 30, 2015, the Fund received $435 in redemption fees.

Note 6 –  Investment Transactions
For the year ended November 30, 2015, purchases and sales of investments, excluding short-term investments, were $464,637,642 and $76,525,247, respectively.

Note 7 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 8 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

24

Advisory Research MLP & Energy Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2015

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of November 30, 2015, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3*	Total
Assets
Investments
Corporate Bonds
Energy	$-	$100,678,092	$-	$100,678,092
Industrial	-	4,566,753	-	4,566,753
Common Stocks
Energy	187,088,531	-	-	187,088,531
Industrial	15,969,864	-	-	15,969,864
Utilities	3,342,413	-	-	3,342,413
Master Limited Partnerships
Energy	97,976,148	-	-	97,976,148
Industrial	1,371,631	-	-	1,371,631
Utilities	5,077,532	-	-	5,077,532
Short-Term Investments	19,451,717	-	-	19,451,717
Total Assets	$330,277,836	$105,244,845	$-	$435,522,681

*	The Fund did not hold any Level 3 securities at period end.

Transfers are recognized at the end of the reporting period.  There were no transfers at period end.

Note 9 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in written options during the year ended November 30, 2015.

25

Advisory Research MLP & Energy Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2015

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below.  The fair values of derivative instruments as of November 30, 2015 by risk category are as follows:

	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Asset and Liabilities Location	Value	Statement of Asset and Liabilities Location	Value
Equity contracts	Purchased options contracts, at value	$-	Written options contracts, at value	$-
Total		$-		$-

The effects of derivative instruments on the Statement of Operations for the year ended November 30, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts
Equity contracts	$-	$149,050
Total	$-	$149,050

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income

Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts	Total
Equity contracts	$-	$-	$-
Total	$-	$-	$-

The quarterly average volumes of derivative instruments as of November 30, 2015 are as follows:

Derivatives not designated as hedging instruments
Equity contracts	Purchased options contracts	Number of contracts	-
	Written options contracts	Number of contracts	(443)

Note 11 – Recently Issued Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11 Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.  The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings.  The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

26

Advisory Research MLP & Energy Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2015

In May 2015, the FASB issued ASU No. 2015-07 Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share (“NAV”) practical expedient.  The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient.  The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

Note 12 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

The Fund declared the payment of a distribution to be paid, on December 30, 2015, to shareholders of record on December 29, 2015 as follows:

Long Term Capital Gain	Short Term Capital Gain	Income
$ 0.00000	$ 0.00000	$ 0.01868

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Investment Managers Series Trust

We have audited the accompanying statement of assets and liabilities of Advisory Research MLP & Energy Infrastructure Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of November 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Advisory Research MLP & Energy Infrastructure  Fund as of November 30, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for the each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 29, 2016

28

Advisory Research MLP & Energy Infrastructure Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Dividends Received Deduction
61.97% of the dividends paid from net investment income, including short-term capital gains, for the year ended November 30, 2015 are eligible for corporate dividends received deduction for the Infrastructure Fund.

Qualified Dividend Income
66.84% of the dividends paid from net investment income, including short-term capital gains, for the year ended November 30, 2015, are designated as qualified dividend income for the Infrastructure Fund.

Trustees and Officer Information
Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (888) 665-1414.  The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	77	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - present).	77	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996-2014). Interim CEO, Unified Fund Services (now Huntington Fund Services), a mutual fund service provider (2003-2006). Senior Vice President, Oppenheimer Management Company (1983-1996). Chairman, NICSA, an investment management trade association (1993-1996).	77	None.
Interested Trustees:
John P. Zader ᵃ‡ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, co-administrator for the Fund, (2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	77	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).

29

Advisory Research MLP & Energy Infrastructure Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Interested Trustees:
Eric M. Banhazl b† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	Chairman (2016 - present), and President, Mutual Fund Administration, LLC, co-administrator for the Fund (2006 – 2015).	77	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).
Officers of the Trust
Maureen Quill ᵃ (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice-President, UMB Fund Services, Inc. (January 2007 - June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Terrance P. Gallagher, CPA, JD ᵃ (born 1958) Vice President	Since December 2007	Executive Vice President, UMB Fund Services, Inc. (2007 - present). Director of Compliance, Unified Fund Services Inc. (2004-2007).	N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-CEO (2016 - present), and Vice President, Mutual Fund Administration, LLC, co-administrator for the Fund (2006 – 2015).	N/A	N/A
Joy Ausili [b] (born 1966) Secretary and Assistant Treasurer	Since December 2007	Co-CEO (2016 - present), and Vice President, Mutual Fund Administration, LLC, co-administrator for the Fund (2006 – 2015).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009-2010).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address for Mr. Dziura:  39 Stafford Square, Boyertown, Pennsylvania  19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

30

Advisory Research MLP & Energy Infrastructure Fund
Supplemental Information (Unaudited)

Board Consideration of Investment Advisory Agreement (Unaudited)
At in-person meetings held on August 19-20, 2015, and September 16-18, 2015, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Advisory Research, Inc. (the “Investment Advisor”) with respect to the Advisory Research MLP & Energy Infrastructure Fund series of the Trust (the “Fund”) for an additional one-year term. In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders.

Background
In advance of the meetings, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Fund; reports comparing performance of the Fund with returns of the Alerian MLP Index and a group of comparable funds selected by Morningstar, Inc. (the “Performance Peer Group”) from its Domestic Energy fund universe (the “Performance Universe”) for the one- and three-year periods ended May 31, 2015; and reports comparing the investment advisory fees and total expenses of the Fund to those of a group of comparable funds selected by Morningstar, Inc. (the “Expense Peer Group”) from its Energy Limited Partnership fund universe (the “Expense Universe”).  The Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board regarding the Investment Advisor, which also serves as investment advisor to nine other series of the Trust, during the year at other Board and Board committee meetings.  No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement.

In approving renewal of the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
With respect to the performance results of the Fund, the meeting materials indicated that the annualized total returns of the Fund for the one- and three-year periods were higher than the Performance Peer Group median returns, the returns of the Alerian MLP Index, and the median returns of the Performance Universe.

The Board also considered the overall quality of services provided by the Investment Advisor to the Fund and the other series of the Trust managed by the Investment Advisor.  In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of the Fund.  The Board also considered the overall quality of the Investment Advisor’s organization and operations, and the Investment Advisor’s compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund are satisfactory.

31

Advisory Research MLP & Energy Infrastructure Fund
Supplemental Information (Unaudited)

Advisory Fee and Expense Ratio
The meeting materials indicated that the Fund’s investment advisory fee (gross of fee waivers) and total expenses (net of fee waivers) were below the medians of the Expense Peer Group and the Expense Universe.  The Board noted that the advisory fee paid by the Fund is the same as the advisory fee the Investment Advisor charges clients to manage separate accounts using the same strategies as the Fund.

Profitability and Economies of Scale
The Board also considered information relating to the Investment Advisor’s costs and profits with respect to the Fund for the year ended April 30, 2015, noting that the Investment Advisor had waived a portion of its advisory fee, and determined that the level of profitability was reasonable.  The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund (other than investment advisory fees), including research services made available to it by broker-dealers that provide execution services to the Fund, and the intangible benefits of the Investment Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Trustees also noted that although there were no advisory fee breakpoints, the asset level of the Fund was relatively small and was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future, as the Fund’s assets grow.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement.

32

Advisory Research MLP & Energy Infrastructure Fund
EXPENSE EXAMPLE
For the Six Months Ended November 30, 2015 (Unaudited)

Expense Example
As a shareholder of the Advisory Research MLP & Energy Infrastructure Fund (the ”Fund”), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2015 through November 30, 2015.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	6/1/15	11/30/15	6/1/15 – 11/30/15
Actual Performance	$ 1,000.00	$709.80	$ 4.29
Hypothetical (5% annual return before expenses)	1,000.00	1,020.05	5.06

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00% multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period). The expense ratios reflect a recovery of previously waived and/or absorbed fees and/or expenses. Assumes all dividends and distributions were reinvested.

33

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Advisory Research MLP & Energy Infrastructure Fund
a series of Investment Managers Series Trust

Advisor
Advisory Research, Inc. Two Prudential Plaza
180 N. Stetson, Suite 5500
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI  53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Advisory Research MLP & Energy Infrastructure Fund – Class I	MLPPX	461 418 626

Privacy Principles of the Advisory Research MLP & Energy Infrastructure Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Advisory Research MLP & Energy Infrastructure Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 665-1414, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 665-1414, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund at (888) 665-1414. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Advisory Research MLP & Energy Infrastructure Fund
P.O. Box 2175
Milwaukee, WI 53201
(888) 665-1414

Advisory Research MLP & Energy Income Fund
(Class A: INFRX)
(Class C: INFFX)
(Class I: INFIX)

ANNUAL REPORT
November 30, 2015

Advisory Research MLP & Energy Income Fund
a series of Investment Managers Series Trust

Shareholder letter	1
Fund Performance	7
Schedule of Investments	9
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	28
Supplemental Information	29
Expense Example	33

This report and the financial statements contained herein are provided for the general information of the shareholders of the Advisory Research MLP & Energy Income Fund.  This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.advisoryresearch.com

8235 Forsyth Boulevard, Suite 700 Saint Louis, Missouri 63105 Telephone: 314 446-6750 www.advisoryresearch.com

Advisory Research MLP & Energy Income Fund
(“INFIX/INFRX/INFFX”)
November 30, 2015

Dear Shareholder,

Thank you for your investment in the Advisory Research MLP & Energy Income Fund (“the Fund”).  This report covers the one-year period ended November 30, 2015, as well as an overall update on the Fund’s investments.

Our firm, Advisory Research, Inc., serves as investment advisor for the Fund.  We manage Master Limited Partnerships (“MLPs”) and energy infrastructure assets for investment companies, institutions and high net worth individuals.

The Fund’s primary investment objective is to seek current income and secondarily, long-term capital appreciation.  The Fund will seek to meet its investment objective by opportunistically investing in energy infrastructure securities, with an emphasis on MLPs and entities affiliated with MLPs.  We believe that a well constructed portfolio of energy infrastructure investments has the potential to provide investors with a mix of current income, growth potential, low correlation to other asset classes and some tax advantages.  The Fund will invest in both equity and fixed income securities with the asset allocation being a function of current opportunities.

We expect the Fund to exhibit high correlation to and aim to generate similar returns with the Alerian MLP Index (the “Index”), but with less volatility and more liquidity over a full market cycle. In general, we would expect the Fund to underperform when the Index is generating higher than average returns and to outperform when the Index performs at less than its long-term potential.

Relative to the Alerian MLP Index, the Fund has generated results generally in-line with initial expectations for the one year and since inceptions periods.

Fund Results as of November 30, 2015

1 Year	Performance	Volatility[1]	Correlation to Index
MLP & Energy Income Fund – Class I	-28.59%	19.22%	0.92
Alerian MLP Index	-34.03%	28.07%
Since Inception (12/27/2010)	Performance[2]	Volatility[1]	Correlation to Index
MLP & Energy Income Fund – Class I	4.28%	13.14%	0.91
Alerian MLP Index	2.61%	18.69%

[1]	Standard deviation is annualized based on daily total returns and indicates the volatility of a fund’s total returns. In general, the higher the standard deviation, the greater the volatility of return.
[2]	Annualized

The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and most recent month-end performance may be obtained by calling 1-888-665-1414.  The total annual gross and net operating expense ratios for the Fund’s Class I shares are 1.15% and 1.18% respectively.3  There is a 2% redemption fee if redeemed within 90 days of purchase.

The fiscal year ended November 30, 2015 was a difficult one for MLP and energy infrastructure assets.  The Alerian Index declined -34.03% for the period.  The average MLP had an even more challenging year than the Index.  The equally-weighted Alerian MLP Index, a representation of the average performance of the 50 largest MLPs, declined -37.58% for the fiscal year.  General Partner (GP) units of MLPs, which are not in the Alerian Indices, fell -37.92% for the same period.

The current bear market is approaching the deepest pullback on record for the asset class, falling -44.32% on a price return basis from peak to fiscal year end.  It is also the third longest pullback. We project this MLP bear market may end early in fiscal 2016.   We also believe market conditions will remain challenging and volatile.  We are encouraged by the fact that valuations look as attractive as anything we have seen in the last 20 years.  We expect 2016 returns to be strong, although not the snap-back type returns we saw in 2009.

2015 was the most challenging year for MLPs since 2008.  Investor focus throughout the year has been on the decline in commodity prices, specifically crude oil.  West Texas Intermediate (WTI) started the year at $53 a barrel, was near $60 at mid-year, and then collapsed towards the $30’s by November 30, 2015.  The sell-off has been attributed to many things, including rising supply from the Middle East, soft global demand growth, and a rising U.S. dollar.  Regardless of the source of the sell-off, many U.S. producers will struggle to maintain current production levels at oil prices below $40 to $50 a barrel, and it is likely that 2016 will be a year of financial stress for many domestic producers.  Although much focus has been on crude prices, natural gas prices have not fared well either.  Booming U.S. supplies and a very poor start to the U.S. heating season have contributed to a near 30% decline in natural gas prices.  Most of the decline occurred in the second half of the year as much of the country saw warm weather, possibly connected to the 2015 El Niño, which lasted late into the year.

MLP fundamentals are generally tied to the volumes of commodities transported as opposed to the price of the commodity.  Demand in the U.S. is responding favorably to lower prices at the pump, and supply has been surprisingly firm.  Natural gas volumes were also up in 2015.  The result is that the existing businesses of most MLPs are as good as or better than a year ago.  Despite this, capital markets are especially challenging for energy companies.  Why are MLPs trading so poorly if their businesses are performing reasonably well?  We believe there are several reasons:

•	Concern that commodity prices will stay lower for longer, leading to declining transportation volumes, less opportunity to grow by adding new infrastructure, and re-contracting risk on existing volumes.
•	Fear that MLPs will react to the more challenging environment by slashing distributions to unitholders in an attempt to conserve cash to improve their balance sheets while still pursuing the growth opportunities that they do have.
•	Talk of the demise of the MLP structure with the implication that the structure is not viable in today’s commodity and capital market environments.
•	Tax loss selling from retail investors, forced de-levering by investment funds, and short selling by opportunistic investors accelerating in the second half of the year.

Our belief is that commodity prices will likely stay lower for longer, leading to a decline in U.S. production volumes, which will eventually cause commodity prices to rise modestly.  We also believe that U.S. demand will stay strong and that will require the transportation of commodity products to demand centers, whether sourced from the U.S. or offshore.  This may lead to reliable and consistent cash flow for the vast majority of the MLPs that we own.  Re-contracting will be a risk to a degree, but we expect that many MLPs will find strong demand for their assets.  We do have a concern that MLP distribution growth will soften and some MLPs will decide, for want or for need, to cut unitholder distributions.  We believe that in 2016 the stronger MLPs will generally maintain or grow their distributions, which will validate the MLP structure.  As MLPs continue to pay distributions and commodity prices begin to firm, we expect that investors will refocus on the attractive MLP valuations, MLP prices will rise, and the cycle of tax loss harvesting and forced selling will be broken.

One Year Performance ended 11/30/15
The year showed very solid returns relative to a poorly performing Index.  During the period the Fund’s total return was -28.59%, which compared favorably to the Index return of -34.03%. The MLP and energy infrastructure equity4 allocation returned -34.75%, while the fixed income assets4 were down -10.12%.

The largest detractor to performance was the non-Index4 equity portion of the portfolio, which returned -38.53%, meaningfully underperforming the Index. These same securities, which largely contain GP units of MLPs, had been strong performers for several years.  We expect they will rebound going forward.

During the latter part of the fiscal year, the fixed income portion of the portfolio was not as defensive as it had been throughout the bear market up until that point. Similar to our GP positions, we are very confident about the fixed income portfolio we own and its long-term value to the strategy.  With limited exception, the fixed income holdings are not highly distressed, and we believe the recent underperformance will be recovered.

Since Inception Performance
MLPs have completed a full market cycle since the Fund’s inception in 2010, and today’s long-term relative performance is consistent with what we expected at the Fund’s inception.

Total Returns as of 11/30/2015	Since Inception* (12/27/2010)
MLP & Energy Income Fund – Class I	4.28%
Alerian MLP Index	2.61%
*Annualized

Since inception, the Fund has returned 4.28%, ahead of the 2.61% annualized return for the Index.  The equity4 portion of the strategy remains the main driver of performance, returning 33.90% cumulative since inception. The fixed income4 portion of the strategy has returned 20.17% cumulative since inception, ahead of the 3.04% cumulative return for the Corporate High Yield/Energy portion of the Barclays U.S. Aggregate Bond Index.

The fixed income portion of the Fund continues to help reduce volatility for the portfolio.  Since inception the Fund’s volatility has averaged about 70% of the Alerian’s volatility. To illustrate risk-adjusted returns, we use the ratio of total annualized return divided by annualized standard deviation.  Since inception the Fund outperformed the Index with less volatility.

Risk-Adjusted Return	Since Inception (12/27/2010)
MLP & Energy Income Fund – Class I	0.33
Alerian MLP Index	0.14

The Fund continues to exhibit strong correlation to the Index, with a correlation ratio of 0.91 since inception.  We expect that the Fund’s focus on buying MLPs and other securities closely related to MLPs will help keep the correlation with the Index high over time.

Asset Allocation
The equity allocation at 11/30/15 is similar to the Fund’s average asset mix of 70% since inception.  During the significant MLP market sell-off, we have maintained the MLP and equity allocation.

	MLP and Energy Infrastructure Equity[4]	Fixed Income and Cash[4]
Quarter Ending 11/30/2015	68.5%	31.5%
Average Since Inception (12/27/2010)	69.7%	30.3%

Outlook
We expect 2016 to be a year of additional challenges for MLPs, possibly a few surprising distribution cuts, and definitely above-average volatility.  Yet, we believe that MLP valuations reflect all of this and the bear market is likely ending.  We believe the market will climb the wall of worry in 2016 and deliver solid returns to investors.

The most bullish factor for MLPs continues to be valuation.  MLPs remain deeply undervalued in our view at more than two standard deviations5 below fair value.  This implies that valuations are lower than approximately 97.5% of the expected observations.  The only comparable observations occurred during the financial crisis of 2007-08.

On the bearish side of the ledger we are faced with low commodity prices, producers reducing their plans for future spending, and declining U.S. production on the crude oil side.  This raises the likelihood that there will be less need for new infrastructure over the coming five years and, therefore less opportunity for MLPs to grow.  Low MLP equity prices make raising capital difficult and expensive, which further raises the odds that distribution growth for MLPs will be muted

The prices of MLPs in the market indicate that investors believe that the actual outcome will be even worse, with widespread distribution cuts implied.  The recent distribution cuts from respected energy infrastructure entities Kinder Morgan and the Teekay family, announced after fiscal year-end, have reinforced that view.  We believe that Kinder Morgan, and subsequently Teekay, lowered distributions because they choose that route as a better long-term option for their stakeholders versus other available choices, such as reducing growth plans.  It is important to note that both entities reinforced their existing earnings guidance in conjunction with their distribution cut announcements.  These cuts were made of want, not need.  The market reaction to the distribution cut decisions was negative. It is our belief that the large majority of our holdings have an income-oriented shareholder base and will make every effort to hold their distribution at current levels.

We will see distribution cuts among a greater number of MLPs in this cycle than we have seen in previous cycles.  That is mostly attributable to the fact that there are more MLPs today than in previous cycles. It is also due to a higher number of commodity-exposed MLPs and the degree of the current energy market stress.  The longer and deeper the broader energy market retrenches, the more likely it becomes that MLPs opt to conserve cash and build stronger balance sheets.  Coming out of this bear market we expect to see MLP distributions that are very sound but with a lower expected growth rate.  We expect that many of the Fund’s holdings will be comfortable maintaining, or even growing their distributions in 2016.  We do expect, however, that if the current energy market stress continues throughout 2016, some of our holdings will lower their growth spending and as a last resort may reduce their distribution. Current market prices are assuming widespread distribution cuts and we believe that investors will be well compensated for the more likely scenario that most MLPs maintain or grow their distributions.

A challenge in the Fund in the second half of 2015, was the performance of the GP units that we own.  For background, GP units own the Incentive Distribution Rights (IDRs) of a related MLP(s).  They may also own additional assets, such as limited partnership units of the related MLP(s).  GP units are generally expected to grow at a higher rate than the underlying MLP but tend to offer a lower yield.  For the first nine months of this bear market, the GPs outperformed the Index.  In general, the GPs we own are tied to the largest and most successful MLPs that exist.  It was our view that these MLPs were best positioned to weather the storm of an extended energy market drawdown and emerge from the other side stronger than ever.  The market agreed with this view until the second half of this year.  As the tough market has persisted, it is our view that many investors are “throwing in the towel” on future MLP distribution growth, which is particularly damaging to the higher growth GPs.  Many of these GP units are now extremely undervalued in our view and positioned to perform very well when the MLP market rebounds.

As we look forward to an admittedly challenging environment, we are positioning the Fund more towards demand-driven volumes and less toward supply-driven volumes.   The simple rationale is that the economy is strong, demand is rising, and production will likely stall or shrink in the current price environment.  In our view, the more essential an asset is to delivering volumes to demand centers, the more likely volumes will sustain or grow over time.  Increasingly, the Federal Reserve Bank Open Market Committee’s actions on interest rates will weigh on investors’ minds.  A firming of commodity prices in a rising rate environment may result in a more muted MLP price response than we have seen in recent recoveries.  In such a situation, fundamentally sound MLPs with market leading positions for their assets will be a key driver of outperformance, in our view.

As a shareholder, you will receive a 1099 tax form in 2016.  Therefore, if you are a tax-exempt investor holding Fund shares you generally will not have unrelated business taxable income (“UBTI”) attributable to your ownership or sale of the Fund shares unless your ownership of the shares is debt-financed.  Similarly, it is generally expected that you will not become subject to additional state and local income tax return filing requirements by reason of your holdings of Fund shares.  Please consult your tax advisor for information specific to your situation.

We appreciate your investment in the Fund.

Sincerely,

Advisory Research, Inc.

Alerian MLP Index is a composite of the 50 most prominent energy master limited partnerships calculated using a float-adjusted, capitalization-weighted methodology.   The since inception performance shown for the index is that of the Fund’s inception.

Alerian MLP Equal Weight Index is the equal-weighted version of the Alerian MLP Index, which includes the same 50 companies but allocates a 2% weight to each constituent at each rebalancing.

Barclays U.S. Aggregate Bond Index covers the U.S. dollar denominated, investment-grade, fixed rate, taxable bond market of SEC registered securities.  The index includes bonds from the Treasury, Government-Related, Corporate, Mortgage Backed Securities (agency fixed-rate and hybrid Adjustable Rate Mortgage pass-throughs), Asset Backed Securities, and Collateralized Mortgage Backed Securities sectors.

S&P 500 Index is a value weighted index of the prices of 500 large cap common stocks actively traded in the United States.

S&P 500 Energy Index is comprised those companies in the S&P 500 that are classified as members of the GICS energy sector.

West Texas Intermediate (WTI) is a grade of crude oil used as a benchmark in oil pricing.  It is the underlying commodity of the New York Mercantile Exchange’s oil futures contracts.

Indexes are un-managed and do not account for investment expenses.  You cannot invest directly in an index.

Master limited partnership (MLP) is a limited partnership that is publicly traded on a securities exchange.  It combines the tax benefits of a limited partnership with the liquidity of publicly traded securities.

Investing in MLPs differs from investments in common stock including risks related to cash flow, dilution and voting rights. Investments are concentrated in the energy infrastructure sector; with an exclusive emphasis on securities issued by MLPs. Concentration of the Fund's investment in the energy infrastructure sector, with an exclusive emphasis on securities issued by MLPs, may increase price fluctuation. Energy infrastructure companies are subject to risks specific to the industry such as fluctuations in commodity prices, reduced volumes of natural gas or other energy commodities, changes in the economy or the regulatory environment or extreme weather.  MLPs may trade less frequently than larger companies due to their smaller capitalizations which may result in erratic price movement or difficulty in buying or selling. MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment including the risk that an MLP could lose its tax status as a partnership which could reduce the value and income produced from the Fund.

The Fund is non-diversified, which means that the Fund may invest in the securities of relatively few issuers. Investments in securities of a limited number of issuers or primarily of the energy infrastructure sector exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

The Fund may invest in derivatives, (futures and options), high yield debt (also known as junk bonds) and ETFs. These investments involve significant risks and losses may occur. Derivatives may be more sensitive to changes in market conditions and may amplify risks.

The Fund may invest in the debt securities of MLPs and generally, fixed income securities decrease in value when interest rates rise. High yield securities are below investment grade quality and may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Certain transactions including the use of derivatives may give rise to a form of leverage which may increase the risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the NAV of the Fund generally to decline faster than it would otherwise.

The Fund intends to elect to be treated and to qualify each year, as a “regulated investment company” (RIC) under the U.S. Internal Revenue Code of 1986 (the “Code”). The Fund must meet certain source-of-income, asset diversification and annual distribution requirements to maintain RIC status. If for any taxable year the Fund fails to qualify as a RIC, all taxable income will be subject to federal income tax and possibly state and local income tax at regular corporate rates (without any deduction for distributions to shareholders) and any income available for distribution will be reduced.

[3]	The Advisor has contractually agreed to waive its fees and/or pay for expenses until March 31, 2016 and may be terminated by the Trust’s Board of Trustees. The Advisor is permitted to seek reimbursement from the Fund, for three years from the date of any such waiver or payment to the extent a class’s total annual fund operating expenses do not exceed the limits described above. The recoupment is reflected in the net expense ratio.

[4]	Sector and allocation performance shows the extent to which underlying holdings affect a fund’s performance relative to its index. The methodology of calculation is different from total return and will not match the fund’s performance. Performance shown is historical and is no guarantee of future results.

[5]	Standard deviation measures the dispersion of a set of data from its mean.

The views in this shareholder letter were those of the Investment Advisor as of the letter’s publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

Advisory Research MLP & Energy Income Fund
FUND PERFORMANCE at November 30, 2015 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class I Shares, with a similar investment in the Alerian MLP Index (TR).  Results include the reinvestment of all dividends and capital gains.

The Alerian MLP index (TR) is a composite of the 50 most prominent energy master limited partnerships calculated using a float-adjusted, capitalization-weighted methodology.  This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of November 30, 2015	1 Year	3 Years	Since Inception*	Inception Date
Before deducting maximum sales charge
Class A¹	-28.82%	-0.49%	2.75%	05/18/11
Class C²	-29.40%	-1.27%	3.41%	04/02/12
Class I³	-28.59%	-0.23%	4.28%	12/27/10
After deducting maximum sales charge
Class A¹	-32.73%	-2.33%	1.48%	05/18/11
Class C²	-30.07%	-1.27%	3.41%	04/02/12
Alerian MLP Index (TR)	-34.03%	-3.25%	2.61%	12/27/10

*	The performance figures for Class A and Class C include the performance for the Class I for the periods prior to the start date of Class A and Class C. Class A and Class C impose higher expenses than that of Class I.

The performance date quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 665-1414.

Gross and Net Expense Ratios for Class A shares were 1.40% and 1.43%,  respectively, for Class C shares were 2.15% and 2.18%, respectively, and for Class I shares were 1.15% and 1.18%, respectively, which are the amounts stated in the current prospectus as of the date of this report.  The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.50%, 2.25%, and 1.25% of the average daily net assets of the Fund’s Class A, Class C, and Class I Shares, respectively.  In the absence of such waivers, the Fund’s returns would have been lower.  This agreement is in effect until March 31, 2016, and may be terminated before that date only by the Trust’s Board of Trustees.  The Fund’s advisor is permitted to seek recoupment from the Fund, subject certain limitations, of fees waived or payments made to the Fund for a period ending of three full fiscal years in which such reimbursements occurred.

Advisory Research MLP & Energy Income Fund
FUND PERFORMANCE at November 30, 2015 (Unaudited) – Continued

¹	Maximum sales charge for Class A shares is 5.50%. No sales charge applied to purchase of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 18 months of purchase.
²	Class C Shares of the Fund are subject to a CDSC of 1.00% on any shares sold within 12 months of purchase.
³	Institutional Class shares do not have any initial or contingent deferred sales charge.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Shares redeemed within 90 days of purchase will be charged a 2.00% redemption fee.

Advisory Research MLP & Energy Income Fund
SCHEDULE OF INVESTMENTS
As of November 30, 2015

Principal Amount		Value

	CORPORATE BONDS – 27.5%
	ENERGY – 26.4%
	Antero Resources Corp.
$7,800,000	6.000%, 12/1/2020[1]	$7,488,000
6,425,000	5.125%, 12/1/2022[1]	5,846,750
	DCP Midstream LLC
2,000,000	8.125%, 8/16/2030	1,927,960
16,466,000	6.750%, 9/15/2037[2]	13,220,700
3,800,000	Denbury Resources, Inc. 6.375%, 8/15/2021[1]	2,432,000
	Kinder Morgan, Inc.
1,200,000	8.050%, 10/15/2030	1,197,710
1,500,000	7.800%, 8/1/2031	1,460,055
6,020,000	7.750%, 1/15/2032	5,857,009
19,400,000	Midcontinent Express Pipeline LLC 6.700%, 9/15/2019[2]	18,721,000
	ONEOK, Inc.
10,725,000	4.250%, 2/1/2022[1]	8,767,687
26,445,000	6.000%, 6/15/2035	19,503,187
	PBF Holding Co. LLC / PBF Finance Corp.
15,750,000	8.250%, 2/15/2020[1]	16,439,062
7,775,000	7.000%, 11/15/2023[1,2]	7,775,000
	QEP Resources, Inc.
800,000	6.800%, 4/1/2018	808,000
8,775,000	6.875%, 3/1/2021	8,380,125
	Range Resources Corp.
1,800,000	5.750%, 6/1/2021[1]	1,678,500
6,825,000	5.000%, 3/15/2023[1]	6,040,125
	Rockies Express Pipeline LLC
2,300,000	6.850%, 7/15/2018[2]	2,351,750
9,500,000	5.625%, 4/15/2020[2]	9,310,000
14,975,000	Spectra Energy Capital LLC 6.750%, 2/15/2032	15,340,959
9,525,000	Tennessee Gas Pipeline Co. LLC 8.375%, 6/15/2032	9,699,889
2,700,000	Tesoro Corp. 5.375%, 10/1/2022[1]	2,747,250
1,000,000	Valero Energy Corp. 8.750%, 6/15/2030	1,293,680
24,735,000	Western Refining, Inc. 6.250%, 4/1/2021[1]	24,611,325
11,550,000	Williams Cos., Inc. 8.750%, 3/15/2032	11,325,861
		204,223,584

Advisory Research MLP & Energy Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of November 30, 2015

Principal Amount		Value

	CORPORATE BONDS (Continued)
	INDUSTRIAL – 1.1%
$8,515,000	Teekay Corp. 8.500%, 1/15/2020[3]	$8,344,615

	TOTAL CORPORATE BONDS (Cost $236,104,525)	212,568,199

Number of Shares

	COMMON STOCKS – 44.8%
	ENERGY – 40.0%
1,136,705	Columbia Pipeline Group, Inc.	21,790,635
2,276,204	Enbridge Energy Management LLC	56,768,532
75,000	Enbridge, Inc.[3]	2,658,750
301,000	EnLink Midstream LLC	5,077,870
457,060	EQT Corp.	26,152,973
1,307,117	Kinder Morgan, Inc.	30,808,748
167,300	NextEra Energy Partners LP	4,326,378
733,150	ONEOK, Inc.	21,613,262
419,000	Pattern Energy Group, Inc. - Class A	7,504,290
2,633,180	Plains GP Holdings LP - Class A	32,282,787
641,670	Spectra Energy Corp.	16,811,754
722,995	Tallgrass Energy GP LP - Class A	15,876,970
635,875	Targa Resources Corp.	24,989,887
1,156,900	Williams Cos., Inc.	42,296,264
		308,959,100
	INDUSTRIAL – 4.0%
560,910	Teekay Corp.[3]	15,615,734
1,156,921	Teekay Offshore Partners LP3	15,375,480
		30,991,214
	UTILITIES – 0.8%
198,950	NRG Yield, Inc. - Class A	2,703,731
271,295	NRG Yield, Inc. - Class C	3,836,111
		6,539,842
	TOTAL COMMON STOCKS (Cost $481,104,330)	346,490,156

	MASTER LIMITED PARTNERSHIPS – 23.6%
	ENERGY – 21.7%
250,695	Antero Midstream Partners LP	5,620,582
301,790	Buckeye Partners LP	20,428,165
1,187,456	DCP Midstream Partners LP	30,161,383
1,201,646	Enable Midstream Partners LP	11,295,472
1,588,390	Energy Transfer Equity LP	30,084,107
470,795	MPLX LP	20,215,937

Advisory Research MLP & Energy Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of November 30, 2015

Number of Shares		Value

	MASTER LIMITED PARTNERSHIPS (Continued)
	ENERGY (Continued)
506,595	Plains All American Pipeline LP	$12,553,424
393,770	TC PipeLines LP	19,475,864
349,755	Tesoro Logistics LP	17,470,262
		167,305,196
	INDUSTRIAL – 0.4%
331,295	USD Partners LP	3,332,828

	UTILITIES – 1.5%
275,255	Western Gas Equity Partners LP	11,483,638

	TOTAL MASTER LIMITED PARTNERSHIPS (Cost $204,645,579)	182,121,662

	SHORT-TERM INVESTMENTS – 4.2%
32,805,310	Fidelity Institutional Money Market - Treasury Only Portfolio, 0.01%[4]	32,805,310

	TOTAL SHORT-TERM INVESTMENTS (Cost $32,805,310)	32,805,310

	TOTAL INVESTMENTS – 100.1% (Cost $954,659,744)	773,985,327
	Liabilities in Excess of Other Assets – (0.1)%	(764,644)

	TOTAL NET ASSETS – 100.0%	$773,220,683

LLC – Limited Liability Company
LP – Limited Partnership

[1]	Callable.
[2]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $51,378,450.
[3]	Foreign security denominated in U.S. Dollars.
[4]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Income Fund
SUMMARY OF INVESTMENTS
As of November 30, 2015

Security Type	Percent of Total Net Assets
Corporate Bonds
Energy	26.4%
Industrial	1.1%
Total Corporate Bonds	27.5%
Common Stocks
Energy	40.0%
Industrial	4.0%
Utilities	0.8%
Total Common Stocks	44.8%
Master Limited Partnerships
Energy	21.7%
Utilities	1.5%
Industrial	0.4%
Total Master Limited Partnerships	23.6%
Short-Term Investments	4.2%
Total Investments	100.1%
Liabilities in Excess of Other Assets	(0.1)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Income Fund
STATEMENT OF ASSETS AND LIABILITIES
As of November 30, 2015

Assets:
Investments, at value (cost $954,659,744)	$773,985,327
Receivables:
Fund shares sold	6,913,772
Dividends and interest	4,796,132
Prepaid expenses	44,971
Total assets	785,740,202

Liabilities:
Payables:
Fund shares redeemed	3,986,786
Investment securities purchased	1,854,766
Due to Custodian	5,720,895
Advisory fees	649,720
Distribution fees - Class A and Class C (Note 7)	102,058
Fund Administration fees	47,607
Transfer agent fees and expenses	37,581
Fund accounting fees	29,343
Auditing fees	17,503
Custody fees	13,836
Chief Compliance Officer fees	3,255
Trustees' fees and expenses	2,130
Accrued other expenses	54,039
Total liabilities	12,519,519

Net Assets	$773,220,683

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$987,049,639
Accumulated net investment loss	(9,714,432)
Accumulated net realized loss on investments and written options contracts	(23,440,107)
Net unrealized depreciation on investments	(180,674,417)
Net Assets	$773,220,683

Class A Shares:
Net Assets applicable to shares outstanding	$82,726,226
Number of shares issued and outstanding	8,847,705
Redemption price per share*	$9.35
Maximum sales charge (5.50% of offering price)**	0.54
Maximum offering price to public	$9.89

Class C Shares:
Net Assets applicable to shares outstanding	$98,460,303
Number of shares issued and outstanding	10,503,265
Offering and redemption price per share*	$9.37

Class I Shares:
Net Assets applicable to shares outstanding	$592,034,154
Number of shares issued and outstanding	64,380,632
Offering and redemption price per share	$9.20

*	No sales charge applies on investments of $1 million or more, but a Contingent Deferred Sales Charge ("CDSC") of 1% may be imposed on certain redemptions of such shares within 18 months of the date of purchase. Class C Shares of the Fund are subject to a CDSC of 1% on any shares sold within 12 months of purchasing them.
**	On sales of $50,000 or more, the sales charge will be reduced.

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Income Fund
STATEMENT OF OPERATIONS
For the Year Ended November 30, 2015

Investment Income
Dividends (net of foreign withholding taxes of $3,972)	$10,147,199
Interest	17,186,756
Total investment income	27,333,955

Expenses
Advisory fees	8,878,327
Distribution fees - Class C (Note 7)	1,225,038
Fund Administration fees	462,179
Distribution fees - Class A (Note 7)	254,222
Transfer agent fees and expenses	209,961
Registration fees	175,780
Fund accounting fees	171,986
Custody fees	80,055
Miscellaneous	74,197
Shareholder reporting fees	51,119
Legal fees	29,177
Auditing fees	17,411
Trustees' fees and expenses	10,543
Chief Compliance Officer fees	7,837
Insurance fees	2,213

Total expenses	11,650,045
Net investment income	15,683,910

Realized and Unrealized Gain (Loss) on Investments and Written Options Contracts:
Net realized Gain (loss) on:
Investments	(23,179,550)
Written options contracts	585,118
Net realized loss	(22,594,432)
Net change in unrealized appreciation/depreciation on investments	(287,987,116)
Net realized and unrealized loss on investments and written options contracts	(310,581,548)

Net Decrease in Net Assets from Operations	$(294,897,638)

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	November 30, 2015	November 30, 2014
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$15,683,910	$8,619,475
Net realized gain (loss) on investments and written options contracts	(22,594,432)	22,684,301
Net change in unrealized appreciation/depreciation on investments	(287,987,116)	64,963,108
Net increase (decrease) in net assets resulting from operations	(294,897,638)	96,266,884

Distributions to Shareholders:
From net investment income:
Class A	(1,726,695)	(393,326)
Class C	(1,747,889)	(18,014)
Class I	(12,078,423)	(3,881,350)
From capital gains:
Class A	-	(2,636,706)
Class C	-	(3,604,741)
Class I	-	(20,519,975)
From return of capital:
Class A	(4,022,122)	(1,238,963)
Class C	(4,207,032)	(1,494,108)
Class I	(27,988,307)	(9,916,169)
Total distributions to shareholders	(51,770,468)	(43,703,352)

Capital Transactions:
Net proceeds from shares sold:
Class A	49,444,198	60,692,266
Class C	60,062,798	66,350,806
Class I	605,844,119	340,985,688
Reinvestment of distributions:
Class A	4,002,351	2,600,935
Class C	2,039,247	1,528,322
Class I	25,473,205	21,987,020
Cost of shares redeemed:
Class A1	(19,298,927)	(10,850,811)
Class C2	(31,429,595)	(6,481,145)
Class I3	(373,107,891)	(160,235,992)
Net increase in net assets from capital transactions	323,029,505	316,577,089

Total increase (decrease) in net assets	(23,638,601)	369,140,621

Net Assets
Beginning of period	796,859,284	427,718,663
End of period	$773,220,683	$796,859,284

Accumulated net investment loss	$(9,714,432)	$(3,584,937)

Capital Share Transactions:
Shares sold:
Class A	3,899,232	4,358,732
Class C	4,722,943	4,726,136
Class I	51,124,536	25,137,780
Shares reinvested:
Class A	344,619	182,985
Class C	176,450	107,691
Class I	2,238,642	1,583,386
Shares redeemed:
Class A	(1,631,318)	(763,155)
Class C	(2,637,514)	(470,273)
Class I	(32,402,964)	(11,792,696)
Net increase in capital share transactions	25,834,626	23,070,586

[1]	Net of redemption fee proceeds of $9,991 and $14,298, respectively.
[2]	Net of redemption fee proceeds of $9,561 and $3,771, respectively.
[3]	Net of redemption fee proceeds of $180,386 and $58,230, respectively.

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Income Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended		For the Period May 18, 2011* through
	November 30, 2015		November 30, 2014		November 30, 2013		November 30, 2012		November 30, 2011

Net asset value, beginning of period	$13.93		$12.44		$11.24		$10.79		$10.64
Income from Investment Operations:
Net investment income[1]	0.21		0.18		0.13		0.14		0.04
Net realized and unrealized gain (loss) on investments	(4.10)		2.18		1.68		0.92		0.41
Total from investment operations	(3.89)		2.36		1.81		1.06		0.45

Less distributions:
From net investment income	(0.21)		(0.09)		(0.09)		(0.10)		(0.05)
From net realized gain	-		(0.53)		(0.33)		(0.18)		(0.01)
From return of capital	(0.48)		(0.25)		(0.19)		(0.33)		(0.24)
Total distributions	(0.69)		(0.87)		(0.61)		(0.61)		(0.30)

Redemption fee proceeds[1]	-	[2]	-	[2]	-	[2]	-	[2]	-	[2]

Net asset value, end of period	$9.35		$13.93		$12.44		$11.24		$10.79

Total return[3]	(28.82%)		19.05%		16.30%		10.02%		4.32%	[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$82,726		$86,863		$30,567		$12,109		$1,606

Ratio of expenses to average net assets:[5]
Before fees waived/recovered	1.40%		1.40%		1.44%		1.61%		2.76%	[6]
After fees waived/recovered	1.40%		1.43%		1.50%		1.50%		1.50%	[6]
Ratio of net investment income (loss) to average net assets:
Before fees waived/recovered	1.68%		1.30%		1.14%		1.14%		(0.54%)	[6]
After fees waived/recovered	1.68%		1.27%		1.08%		1.25%		0.72%	[6]
Portfolio turnover rate	37%		38%		42%		101%		83%	[4]

*	Commencement of operations.
[1]	Calculated based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.50% of offering price which is reduced on sales of $50,000 or more, or a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain shares sold within 18 months. If the sales charges were included total returns would be lower.
[4]	Not annualized.
[5]	The Advisor has contractually agreed to limit the operating expenses to 1.50%.
[6]	Annualized.

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Income Fund
FINANCIAL HIGHLIGHTS
Class C

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended		For the Year Ended		For the Year Ended		For the Period April 2, 2012* through
	November 30, 2015		November 30, 2014		November 30, 2013		November 30, 2012

Net asset value, beginning of period	$13.96		$12.46		$11.23		$11.20
Income from Investment Operations:
Net investment income[1]	0.12		0.07		0.04		0.05
Net realized and unrealized gain (loss) on investments	(4.12)		2.18		1.67		0.37
Total from investment operations	(4.00)		2.25		1.71		0.42

Less distributions:
From net investment income	(0.17)		-	[2]	-	[2]	(0.07)
From net realized gain	-		(0.53)		(0.33)		(0.11)
From return of capital	(0.42)		(0.22)		(0.15)		(0.21)
Total distributions	(0.59)		(0.75)		(0.48)		(0.39)

Redemption fee proceeds[1]	-	[2]	-	[2]	-	[2]	-

Net asset value, end of period	$9.37		$13.96		$12.46		$11.23

Total return[3]	(29.40)%		18.12%		15.41%		3.80%	[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$98,460		$115,033		$48,314		$8,024

Ratio of expenses to average net assets:[5]
Before fees waived/recovered	2.15%		2.15%		2.19%		2.36%	[6]
After fees waived/recovered	2.15%		2.18%		2.25%		2.25%	[6]
Ratio of net investment income to average net assets:
Before fees waived/recovered	0.93%		0.55%		0.39%		0.52%	[6]
After fees waived/recovered	0.93%		0.52%		0.33%		0.63%	[6]
Portfolio turnover rate	37%		38%		42%		101%	[4]

*	Commencement of operations.
[1]	Calculated based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown include Rule 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on any shares sold within 12 months. If the sales charge was included total returns would be lower.
[4]	Not annualized.
[5]	The Advisor has contractually agreed to limit the operating expenses to 2.25%.
[6]	Annualized.

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Income Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended		For the Year Ended		For the Year Ended	For the Year Ended		For the Period December 27, 2010* through
	November 30, 2015		November 30, 2014		November 30, 2013	November 30, 2012		November 30, 2011

Net asset value, beginning of period	$13.70		$12.24		$11.10	$10.65		$10.00
Income from Investment Operations:
Net investment income[1]	0.24		0.21		0.16	0.17		0.12
Net realized and unrealized gain (loss) on investments	(4.03)		2.14		1.64	0.91		1.08
Total from investment operations	(3.79)		2.35		1.80	1.08		1.20

Less distributions:
From net investment income	(0.22)		(0.11)		(0.13)	(0.11)		(0.09)
From net realized gain	-		(0.53)		(0.33)	(0.18)		(0.02)
From return of capital	(0.49)		(0.25)		(0.21)	(0.34)		(0.44)
Total distributions	(0.71)		(0.89)		(0.67)	(0.63)		(0.55)

Redemption fee proceeds[1]	-	[2]	-	[2]	0.01	-	[2]	-	[2]

Net asset value, end of period	$9.20		$13.70		$12.24	$11.10		$10.65

Total return[3]	(28.59%)		19.32%		16.56%	10.35%		12.18%	[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$592,034		$594,964		$348,838	$191,180		$27,045

Ratio of expenses to average net assets:[5]
Before fees waived/recovered	1.15%		1.15%		1.19%	1.36%		3.29%	[6]
After fees waived/recovered	1.15%		1.18%		1.25%	1.25%		1.25%	[6]
Ratio of net investment income (loss) to average net assets:
Before fees waived/recovered	1.93%		1.55%		1.39%	1.42%		(0.79%)	[6]
After fees waived/recovered	1.93%		1.52%		1.33%	1.53%		1.25%	[6]
Portfolio turnover rate	37%		38%		42%	101%		83%	[4]

*	Commencement of operations.
[1]	Calculated based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	The Advisor has contractually agreed to limit the operating expenses to 1.25%.
[6]	Annualized.

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Income Fund
NOTES TO FINANCIAL STATEMENTS
November 30, 2015

Note 1 – Organization
The Advisory Research MLP & Energy Income Fund (the “Fund”) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  Prior to December 31, 2013, the Fund was known as FAMCO MLP & Energy Income. The Fund primarily seeks current income and secondarily seeks long-term capital appreciation.  The Fund offers three classes of shares, Class A, Class C and Class I. Class A shares commenced investment operations on May 18, 2011.  Class C shares commenced investment operations on April 2, 2012.  Class I shares commenced investment operations on December 27, 2010.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued at the last available bid price for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Advisory Research MLP & Energy Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2015

(b) Master Limited Partnerships
An MLP is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986 (the “Code”), the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock.  Holders of MLP units generally have limited control and voting rights on matters affecting the partnership. The value of the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for U.S. federal income tax purposes.  If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation and there could be a material decrease in the value of its securities.

(c) Sector Concentration Risk
The focus of the Fund’s portfolio on a specific industry may present more risks than if the portfolio were broadly diversified over numerous industries.  A downturn in energy related industries would have a larger impact on a Fund than on an investment company that does not concentrate in such industries.  At times, the performance of the Fund’s investments may lag the performance of other industries or the broader market as a whole. Such underperformance may continue for extended periods of time.

(d) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date.  Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations.  Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(e) Short Sales
Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security.  To complete such a transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless.  Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense.  To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense.  Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(f) Options
The Fund may write or purchase options contracts primarily to enhance the Fund’s returns or to hedge against declines in the prices of portfolio securities. In addition, the Fund may write put options to hedge against increases in the prices of securities which it intends to purchase. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts.

Advisory Research MLP & Energy Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2015

Transactions in option contracts written for the year ended November 30, 2015 were as follows:

	Number of Contracts	Premium Amount
Outstanding at December 1, 2014	-	$-
Options written	6,900	585,117
Options terminated in closing purchasing transactions	-	-
Options expired	(6,900)	(585,117)
Options exercised	-	-
Outstanding at November 30, 2015	-	$-

(g) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities.  As of and during the open years ended November 30, 2012-2015 the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h) Distributions to Shareholders
The Fund will make distributions of net investment income quarterly and capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Advisory Research MLP & Energy Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2015

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Advisory Research, Inc. (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.00%, of the Fund’s average daily net assets.  The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses to ensure that total annual operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A) expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.50%, 2.25% and 1.25% of the Fund’s average daily net assets for Class A shares, Class C shares, and Class I shares, respectively. This agreement is in effect until March 31, 2016, and it may be terminated before that date only by the Trust's Board of Trustees.

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator.  UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC.  The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended November 30, 2015, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees incurred for CCO services for the year ended November 30, 2015, are reported on the Statement of Operations.

During the year ended November 30, 2015, the Fund engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act:

Purchases	Sales
$-	$54,849,845

Note 4 – Federal Income Taxes
At November 30, 2015, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$932,294,034

Gross unrealized appreciation	32,799,245
Gross unrealized depreciation	(191,107,952)

Net unrealized depreciation on investments	$(158,308,707)

Advisory Research MLP & Energy Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2015

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to income/(loss) from MLP K-1’s, which are treated as an increase/(decrease) in cost basis of the MLP shares held, options, and timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended November 30, 2015, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$6,193,000	$(6,260,398)	$67,398

As of November 30, 2015, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term capital gains	-
Tax accumulated earnings	-

Accumulated capital, other losses and partial MLP dispositions	(55,520,249)
Net unrealized depreciation on investments	(158,308,707)
Total accumulated deficit	$(213,828,956)

At November 30, 2015, the Fund had capital loss carryforwards, which reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax.  Pursuant to the Code, such capital loss carryforwards will expire as follows:

Not Subject to Expiration
Short term	Long Term	Total
$16,052,029	$5,632,495	$21,684,524

The tax character of distributions paid during the fiscal years ended November 30, 2015 and November 30, 2014 for the Fund was as follows:

Distributions paid from:	2015	2014
Ordinary income	$15,553,007	$21,239,232
Long-term capital gains	-	9,814,880
Tax return of capital	36,217,461	12,649,240
Total distributions	$51,770,468	$43,703,352

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase.  For the year ended November 30, 2015, the Fund received $199,938 redemption fees.

Advisory Research MLP & Energy Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2015

Note 6 –   Investment Transactions
For the year ended November 30, 2015, purchases and sales of investments, excluding short-term investments, were $605,189,626 and $313,515,490 respectively.

Note 7 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, which allows the Fund to pay distribution fees for the sale and distribution of its shares. With respect to Class A shares of the Fund, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets. With respect to Class C shares of the Fund, the Plan provides for the payment of distribution fees at the annual rate of up to 1.00% of average daily net assets. Class I shares of the Fund do not pay any distribution fees.

For the year ended November 30, 2015 distribution fees for Class A and Class C incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Advisory Research MLP & Energy Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2015

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of November 30, 2015, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3*	Total
Assets
Investments
Corporate Bonds
Energy	$-	$204,223,584	$-	$204,223,584
Industrial	-	8,344,615	-	8,344,615
Common Stocks
Energy	308,959,100	-	-	308,959,100
Industrial	30,991,214	-	-	30,991,214
Utilities	6,539,842	-	-	6,539,842
Master Limited Partnerships
Energy	167,305,196	-	-	167,305,196
Industrial	3,332,828	-	-	3,332,828
Utilities	11,483,638	-	-	11,483,638
Short-Term Investments	32,805,310	-	-	32,805,310
Total Assets	$561,417,128	$212,568,199	$-	$773,985,327

*	The Fund did not hold any Level 3 securities at period end.

Transfers are recognized at the end of the reporting period.  There were no transfers at period end.

Note 10 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in written options during the year ended November 30, 2015.

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below.  The fair values of derivative instruments as of November 30, 2015 by risk category are as follows:

Advisory Research MLP & Energy Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2015

	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Asset and Liabilities Location	Value	Statement of Asset and Liabilities Location	Value
Equity contracts	Purchased options contracts, at value	$-	Written options contracts, at value	$-
Total		$-		$-

The effects of derivative instruments on the Statement of Operations for the year ended November 30, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts
Equity contracts	$-	$585,118
Total	$-	$585,118

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income

Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts	Total
Equity contracts	$-	$-	$-
Total	$-	$-	$-

The quarterly average volumes of derivative instruments as of November 30, 2015 are as follows:

Derivatives not designated as hedging instruments
Equity contracts	Purchased options contracts	Number of contracts	-
	Written options contracts	Number of contracts	(1,792)

Note 11 – Recently Issued Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11 Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.  The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings.  The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

In May 2015, the FASB issued ASU No. 2015-07 Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share (“NAV”) practical expedient.  The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient.  The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

Advisory Research MLP & Energy Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2015

Note 12 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

The Fund declared the payment of a distribution to be paid, on December 30, 2015, to shareholders of record on December 29, 2015 as follows:

	Long Term Capital Gain	Short Term Capital Gain	Income
Class A Shares:	$0.0000	$0.0000	$0.02443
Class C Shares:	0.0000	0.0000	0.01913
Class I Shares:	0.0000	0.0000	0.02624

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Investment Managers Series Trust

We have audited the accompanying statement of assets and liabilities of Advisory Research MLP & Energy Income Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of November 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period December 27, 2010 (commencement of operations) to November 30, 2011.  These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Advisory Research MLP & Energy Income Fund as of November 30, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and for the period December 27, 2010 to November 30, 2011, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 29, 2016

Advisory Research MLP & Energy Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Dividends Received Deduction
58.53% of the dividends paid from net investment income, including short-term capital gains, for the year ended November 30, 2015 are eligible for corporate dividends received deduction for the Income Fund.

Qualified Dividend Income
62.75% of the dividends paid from net investment income, including short-term capital gains, for the year ended November 30, 2015, are designated as qualified dividend income for the Income Fund.

Trustees and Officer Information
Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (888) 665-1414.  The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	77	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - present).	77	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996-2014). Interim CEO, Unified Fund Services (now Huntington Fund Services), a mutual fund service provider (2003-2006). Senior Vice President, Oppenheimer Management Company (1983-1996). Chairman, NICSA, an investment management trade association (1993-1996).	77	None.
Interested Trustees:
John P. Zader ᵃ‡ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, co-administrator for the Fund, (2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	77	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).

Advisory Research MLP & Energy Income Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Interested Trustees:
Eric M. Banhazl b† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	Chairman, (2016 - present), and President, Mutual Fund Administration, LLC, co-administrator for the Fund (2006 – 2015)	77	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).
Officers of the Trust
Maureen Quill ᵃ (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice-President, UMB Fund Services, Inc. (January 2007 - June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Terrance P. Gallagher, CPA, JD ᵃ (born 1958) Vice President	Since December 2007	Executive Vice President, UMB Fund Services, Inc. (2007 - present). Director of Compliance, Unified Fund Services Inc. (2004-2007).	N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-CEO (2016 – present), and Vice President, Mutual Fund Administration, LLC, co-administrator for the Fund (2006 – 2015).	N/A	N/A
Joy Ausili [b] (born 1966) Secretary and Assistant Treasurer	Since December 2007	Co-CEO (2016 – present), and Vice President, Mutual Fund Administration, LLC, co-administrator for the Fund (2006 – 2015).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009-2010).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address for Mr. Dziura:  39 Stafford Square, Boyertown, Pennsylvania  19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

Advisory Research MLP & Energy Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration of Investment Advisory Agreement (Unaudited)
At in-person meetings held on August 19-20, 2015, and September 16-18, 2015, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Advisory Research, Inc. (the “Investment Advisor”) with respect to the Advisory Research MLP & Energy Income Fund series of the Trust (the “Fund”) for an additional one-year term.  In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders.

Background
In advance of the meetings, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Fund; reports comparing performance of the Fund with returns of the Alerian MLP Index and a group of comparable funds selected by Morningstar, Inc. (the “Performance Peer Group”) from its Domestic Energy fund universe (the “Performance Universe”) for the one- and three-year periods ended May 31, 2015; and reports comparing the investment advisory fees and total expenses of the Fund to those of a group of comparable funds selected by Morningstar, Inc. (the “Expense Peer Group”) from its Energy Limited Partnership fund universe (the “Expense Universe”).  The Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board regarding the Investment Advisor, which also serves as investment advisor to nine other series of the Trust, during the year at other Board and Board committee meetings.  No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement.

In approving renewal of the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
With respect to the performance results of the Fund, the meeting materials indicated that the annualized total returns of the Fund for the one- and three-year periods were higher than the Performance Peer Group median returns, the returns of the Alerian MLP Index, and the median returns of the Performance Universe.

The Board also considered the overall quality of services provided by the Investment Advisor to the Fund and the other series of the Trust managed by the Investment Advisor.  In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of the Fund.  The Board also considered the overall quality of the Investment Advisor’s organization and operations, and the Investment Advisor’s compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund are satisfactory.

Advisory Research MLP & Energy Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Advisory Fee and Expense Ratio
The meeting materials indicated that the Fund’s investment advisory fee (gross of fee waivers) and total expenses (net of fee waivers) were the same as or lower than the Expense Peer Group medians and the Expense Universe medians.  The Board noted that the advisory fee paid by the Fund is higher than the advisory fee the Investment Advisor charges the Advisory Research MLP Energy & Infrastructure Fund (the “Infrastructure Fund”), another series of the Trust managed by the Investment Advisor, and separate accounts managed by the Investment Advisor using the same strategies as the Fund and the Infrastructure Fund, but noted that the Fund has a lower minimum investment than the Infrastructure Fund and therefore has more complex cash management issues, and that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to the Investment Advisor’s institutional clients.

Profitability and Economies of Scale
The Board also considered information relating to the Investment Advisor’s costs and profits with respect to the Fund for the year ended April 30, 2015, and determined that the level of profitability was reasonable.  The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund (other than investment advisory fees), including research services made available to it by broker-dealers that provide execution services to the Fund, and the intangible benefits of the Investment Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Trustees also noted that although there were no advisory fee breakpoints, the Fund’s advisory fees were not high (i.e., the same as the Expense Peer Group median and the Expense Universe median), that any economies of scale were currently being shared appropriately with the Fund, and that they would continue to consider and discuss with the Investment Advisor any future economies of scale with respect to the Fund.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement.

Advisory Research MLP & Energy Income Fund
EXPENSE EXAMPLE
For the Six Months Ended November 30, 2015 (Unaudited)

Expense Example
As a shareholder of the Advisory Research MLP & Energy Income Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes, and (2) ongoing costs, including management fees; distribution (12b-1) fees (Class A & Class C only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2015 to November 30, 2015.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the rows titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period
		6/1/15	11/30/15	6/1/15 - 11/30/15*
Class A	Actual Performance	$1,000.00	$711.70	$6.04
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.01	7.12
Class C	Actual Performance	1,000.00	708.50	9.24
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.25	10.90
Class I	Actual Performance	1,000.00	713.20	4.97
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.26	5.86

*	Expenses are equal to the Fund’s annualized expense ratio of 1.41%, 2.16% and 1.16% for Class A, Class C, and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period). The expense ratios reflect a recovery of previously waived and/or absorbed fees and/or expenses. Assumes all dividends and distributions were reinvested.

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Advisory Research MLP & Income Fund
a series of Investment Managers Series Trust

Advisor
Advisory Research, Inc. Two Prudential Plaza
180 N. Stetson, Suite 5500
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI  53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Advisory Research MLP & Energy Income Fund – Class A	INFRX	461 418 543
Advisory Research MLP & Energy Income Fund – Class C	INFFX	461 418 238
Advisory Research MLP & Energy Income Fund – Class I	INFIX	461 418 535

Privacy Principles of the Advisory Research MLP & Energy Income Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Advisory Research MLP & Energy Income Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 665-1414, on the Fund’s website at www.advisoryresearch.com or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 665-1414, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund at (888) 665-1414. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Advisory Research MLP & Energy Income Fund
P.O. Box 2175
Milwaukee, WI  53201
(888) 665-1414

Advisory Research MLP & Equity Fund
(Class A: INFJX)
(Class C: INFKX)
(Class I: INFEX)

ANNUAL REPORT
November 30, 2015

Advisory Research MLP & Equity Fund
a series of Investment Managers Series Trust

Shareholder letter	1
Fund Performance	7
Schedule of Investments	9
Statement of Assets and Liabilities	12
Statement of Operations	14
Statement of Changes in Net Assets	15
Financial Highlights	16
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	26
Supplemental Information	27
Expense Example	31

This report and the financial statements contained herein are provided for the general information of the shareholders of the Advisory Research MLP & Equity Fund.  This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.advisoryresearch.com

8235 Forsyth Boulevard, Suite 700 Saint Louis, Missouri 63105 Telephone: 314 446-6750 www.advisoryresearch.com

MLP & Equity Fund
(“INFEX”)
November 30, 2015

Dear Shareholder,

Thank you for your investment in the Advisory Research MLP & Equity Fund (the “Fund”).  This report covers the period since the Fund’s inception date of August 31, 2015 through November 30, 2015, as well as an overall update on the Fund’s investments.

Our firm, Advisory Research, Inc., serves as investment advisor for the Fund.  We manage Master Limited Partnerships (“MLPs”) and energy infrastructure assets for investment companies, institutions and high net worth individuals.

The Fund’s primary investment objective is to seek total return.  The Fund will seek to meet its investment objective by opportunistically investing in energy infrastructure securities, with an emphasis on MLPs and entities affiliated with MLPs.  We believe that a well constructed portfolio of energy infrastructure investments has the potential to provide investors with a mix of current income, growth potential, low correlation to other asset classes, and some tax advantages.

The period since the Fund’s inception was a particularly tough period for performance as the Alerian MLP Index (the “Index”) fell -14.58%.  The Fund underperformed with a return of -17.50%.  The Index’s -14.58% slide carried MLP prices to their lowest levels since the beginning of 2013 and was -39.64% off their highs in August of last year.

Fund Results as of November 30, 2015

Since Inception (8/31/2015)	Performance	Correlation to Index
MLP & Equity Fund – Class I	-17.50%	0.88
Alerian MLP Index	-14.58%

The performance data quoted here represents past performance. Past performance is no guarantee of future results.  Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted and most recent month-end performance may be obtained by calling 1-888-665-1414.  The total annual gross and net operating expense ratios for the Fund’s Class I shares are 1.41% and 1.10% respectively1  There is a 2% redemption fee if redeemed within 90 days of purchase.

The period ending November 30, 2015 was a difficult one for MLP and energy infrastructure assets.  The Alerian Index declined -14.58% for the period.  The average MLP had an even more challenging year than the Index.  The equally-weighted Alerian MLP Index, a representation of the average performance of the 50 largest MLPs, declined -15.25% for the period since the Fund’s inception.  General Partner (GP) units of MLPs, which are not in the Alerian Indices, fell -22.31% for the same period.

1

The current bear market is approaching the deepest pullback on record for the asset class, falling -44.32% on a price return basis from peak to fiscal year end.  It is also the third longest pullback. We project this MLP bear market may end early in fiscal 2016.  We also believe market conditions will remain challenging and volatile.  We are encouraged by the fact that valuations look as attractive as anything we have seen in the last 20 years.  We expect 2016 returns to be strong, although not the snap-back type returns we saw in 2009.

2015 was the most challenging period for MLPs since 2008.  Investor focus throughout the period has been on the decline in commodity prices, specifically crude oil.  West Texas Intermediate (WTI) started the year at $53 a barrel, was near $60 at mid-year, and then collapsed towards the $30’s by November 30, 2015.  The sell-off has been attributed to many things, including rising supply from the Middle East, soft global demand growth, and a rising U.S. dollar.  Regardless of the source of the sell-off, many U.S. producers will struggle to maintain current production levels at oil prices below $40 to $50 a barrel, and it is likely that 2016 will be a year of financial stress for many domestic producers.  Although much focus has been on crude prices, natural gas prices have not fared well either.  Booming U.S. supplies and a very poor start to the U.S. heating season have contributed to a near 30% decline in natural gas prices.  Most of the decline occurred in the second half of the year as much of the country saw warm weather, possibly connected to the 2015 El Niño, which lasted late into the year.

MLP fundamentals are generally tied to the volumes of commodities transported as opposed to the price of the commodity.  Demand in the U.S. is responding favorably to lower prices at the pump, and supply has been surprisingly firm.  Natural gas volumes were also up in 2015.  The result is that the existing businesses of most MLPs are as good as or better than a year ago.  Despite this, capital markets are especially challenging for the energy companies.  Why are MLPs trading so poorly if their businesses are performing reasonably well?  We believe there are several reasons:

•	Concern that commodity prices will stay lower for longer, leading to declining transportation volumes, less opportunity to grow by adding new infrastructure, and re-contracting risk on existing volumes.
•	Fear that MLPs will react to the more challenging environment by slashing distributions to unitholders in an attempt to conserve cash to improve their balance sheets while still pursuing the growth opportunities that they do have.
•	Talk of the demise of the MLP structure with the implication that the structure is not viable in today’s commodity and capital market environments.
•	Tax loss selling from retail investors, forced de-levering by investment funds, and short selling by opportunistic investors accelerating in the second half of the year.

Our belief is that commodity prices will likely stay lower for longer, leading to a decline in U.S. production volumes, which will eventually cause commodity prices to rise modestly.  We also believe that U.S. demand will stay strong and that will require the transportation of commodity products to demand centers, whether sourced from the U.S. or offshore.  This will lead to reliable and consistent cash flow for the vast majority of the MLPs that we own.  Re-contracting will be a risk to a degree, but we expect that many MLPs will find strong demand for their assets.  We do have a concern that MLP distribution growth will soften and some MLPs will decide, for want or for need, to cut unitholder distributions.  We believe that in 2016 the stronger MLPs will generally maintain or grow their distributions, which will validate the MLP structure.  As MLPs continue to pay distributions and commodity prices begin to firm, we expect that investors will refocus on the attractive MLP valuations, MLP prices will rise, and the cycle of tax loss harvesting and forced selling will be broken.

2

Outlook
We expect 2016 to be a year of additional challenges for MLPs, possibly a few surprising distribution cuts, and definitely above-average volatility.  Yet, we believe that MLP valuations reflect all of this and the bear market is likely ending.  We believe the market will climb the wall of worry in 2016 and deliver solid returns to investors.

The most bullish factor for MLPs continues to be valuation.  MLPs remain deeply undervalued in our view at more than two standard deviations2 below fair value.  This implies that valuations are lower than approximately 97.5% of the expected observations.  The only comparable observations occurred during the financial crisis of 2007-08.

On the bearish side of the ledger we are faced with low commodity prices, producers reducing their plans for future spending, and declining U.S. production on the crude oil side.  This raises the likelihood that there will be less need for new infrastructure over the coming five years and, therefore less opportunity for MLPs to grow.  Low MLP equity prices make raising capital difficult and expensive, which further raises the odds that distribution growth for MLPs will be muted.

The prices of MLPs in the market indicate that investors believe that the actual outcome will be even worse, with widespread distribution cuts implied.  The recent distribution cuts from respected energy infrastructure entities Kinder Morgan and the Teekay family, announced after the end of the fiscal year, have reinforced that view.  We believe that Kinder Morgan, and subsequently Teekay, lowered distributions because they choose that route as a better long-term option for their stakeholders versus other available choices, such as reducing growth plans.  It is important to note that both entities reinforced their existing earnings guidance in conjunction with their distribution cut announcements.  These cuts were made of want, not need.  The market reaction to the distribution cut decisions was negative. It is our belief that the large majority of our holdings have an income-oriented shareholder base and will make every effort to hold their distribution at current levels.

We will see distribution cuts among a greater number of MLPs in this cycle than we have seen in previous cycles.  That is mostly attributable to the fact that there are more MLPs today than in previous cycles. It is also due to a higher number of commodity-exposed MLPs and the degree of the current energy market stress.  The longer and deeper the broader energy market retrenches, the more likely it becomes that MLPs opt to conserve cash and build stronger balance sheets.  Coming out of this bear market we expect to see MLP distributions that are very sound but with a lower expected growth rate.  We expect that many of the Fund’s holdings will be comfortable maintaining, or even growing their distributions in 2016.  We do expect, however, that if the current energy market stress continues throughout 2016, some of our holdings will lower their growth spending and as a last resort may reduce their distribution. Current market prices are assuming widespread distribution cuts and we believe that investors will be well compensated for the more likely scenario that most MLPs maintain or grow their distributions.

3

A challenge for the Fund was the performance of the GP units that we own.  For background, GP units own the Incentive Distribution Rights (IDRs) of a related MLP(s).  They may also own additional assets, such as limited partnership units of the related MLP(s).  GP units are generally expected to grow at a higher rate than the underlying MLP but tend to offer a lower yield.  For the first nine months of this bear market, the GPs outperformed the Index.  In general, the GPs we own are tied to the largest and most successful MLPs that exist.  It was our view that these MLPs were best positioned to weather the storm of an extended energy market drawdown and emerge from the other side stronger than ever.  The market agreed with this view until the second half of this year.  As the tough market has persisted, it is our view that many investors are “throwing in the towel” on future MLP distribution growth, which is particularly damaging to the higher growth GPs.  Many of these GP units are now extremely undervalued in our view and positioned to perform very well when the MLP market rebounds.

As we look forward to an admittedly challenging environment, we are positioning the Fund more towards demand-driven volumes and less toward supply-driven volumes.  The simple rationale is that the economy is strong, demand is rising, and production will likely stall or shrink in the current price environment.  In our view, the more essential an asset is to delivering volumes to demand centers, the more likely volumes will sustain or grow over time.  Increasingly, the Federal Reserve Bank Open Market Committee’s actions on interest rates will weigh on investors’ minds.  A firming of commodity prices in a rising rate environment may result in a more muted MLP price response than we have seen in recent recoveries.  In such a situation, fundamentally sound MLPs with market leading positions for their assets will be a key driver of outperformance, in our view.

Performance
In many ways the performance for this period is textbook for a bear market.  Larger-cap, higher-quality, and higher-growth MLPs are outperforming.  The limited partner units that we own outperformed due to our preference for these same larger, higher-quality, and higher-growth attributes.  As noted above, the GP units, which are outside of the Alerian MLP Index, were strong performers in late 2014 and for the first half of 2015 but significantly underperformed since the Fund’s inception.  This GP underperformance drove the Fund’s underperformance since inception.  We view many of the GPs as large, higher-quality, and higher-growth investments and we anticipate that the performance differential will reverse once markets stabilize.

With the exit of Kinder Morgan from the Alerian MLP Index in late 2014, the Index is now almost 20% weighted in Enterprise Products Partners L.P. A relative underweight in the Fund to Index positions like this one can result in a drag on the Fund’s relative performance when Enterprise outperforms the broader group of energy infrastructure securities.

As a shareholder, you will receive a 1099 tax form in 2016.  Therefore, if you are a tax-exempt investor holding Fund shares you generally will not have unrelated business taxable income (“UBTI”) attributable to your ownership or sale of the Fund shares unless your ownership of the shares is debt-financed.  Similarly, it is generally expected that you will not become subject to additional state and local income tax return filing requirements by reason of your holdings of Fund shares.  Please consult your tax advisor for information specific to your situation.

4

We appreciate your investment in the Fund.

Sincerely,

Advisory Research, Inc.

Alerian MLP Index is a composite of the 50 most prominent energy master limited partnerships calculated using a float-adjusted, capitalization-weighted methodology.   The since inception performance shown for the index is that of the Fund’s inception.

Alerian MLP Equal Weight Index is the equal-weighted version of the Alerian MLP Index, which includes the same 50 companies but allocates a 2% weight to each constituent at each rebalancing.

S&P 500 Index is a value weighted index of the prices of 500 large cap common stocks actively traded in the United States.

S&P 500 Energy Index is comprised those companies in the S&P 500 that are classified as members of the GICS energy sector.

West Texas Intermediate (WTI) is a grade of crude oil used as a benchmark in oil pricing.  It is the underlying commodity of the New York Mercantile Exchange’s oil futures contracts.

Indexes are un-managed and do not account for investment expenses.  You cannot invest directly in an index.

Master limited partnership (MLP) is a limited partnership that is publicly traded on a securities exchange.  It combines the tax benefits of a limited partnership with the liquidity of publicly traded securities.

Investing in MLPs differs from investments in common stock including risks related to cash flow, dilution and voting rights. Investments are concentrated in the energy infrastructure sector; with an exclusive emphasis on securities issued by MLPs. Concentration of the Fund's investment in the energy infrastructure sector, with an exclusive emphasis on securities issued by MLPs, may increase price fluctuation. Energy infrastructure companies are subject to risks specific to the industry such as fluctuations in commodity prices, reduced volumes of natural gas or other energy commodities, changes in the economy or the regulatory environment or extreme weather.  MLPs may trade less frequently than larger companies due to their smaller capitalizations which may result in erratic price movement or difficulty in buying or selling. MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment including the risk that an MLP could lose its tax status as a partnership which could reduce the value and income produced from the Fund.

5

The Fund is non-diversified, which means that the Fund may invest in the securities of relatively few issuers. Investments in securities of a limited number of issuers or primarily of the energy infrastructure sector exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

The Fund intends to elect to be treated and to qualify each year, as a “regulated investment company” (RIC) under the U.S. Internal Revenue Code of 1986 (the “Code”). The Fund must meet certain source-of-income, asset diversification and annual distribution requirements to maintain RIC status. If for any taxable year the Fund fails to qualify as a RIC, all taxable income will be subject to federal income tax and possibly state and local income tax at regular corporate rates (without any deduction for distributions to shareholders) and any income available for distribution will be reduced.

[1]	The Advisor has contractually agreed to waive its fees and/or pay for expenses until March 31, 2017 and may be terminated by the Trust’s Board of Trustees. The Advisor is permitted to seek reimbursement from the Fund, for three years from the date of any such waiver or payment to the extent a class’s total annual fund operating expenses do not exceed the limits described above.

[2]	Standard deviation measures the dispersion of a set of data from its mean.

The views in this shareholder letter were those of the Investment Advisor as of the letter’s publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

6

Advisory Research MLP & Equity Fund
FUND PERFORMANCE at November 30, 2015 (Unaudited)

This graph compares a hypothetical $1 million investment in the Fund, made at its inception with a similar investment in the Alerian MLP Index (TR). Results include the reinvestment of all dividends and capital gains.

The Alerian MLP index is a composite of the 50 most prominent energy master limited partnerships calculated using a float-adjusted, capitalization-weighted methodology. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Total Return as of November 30, 2015	1 months (Actual)	3 Months (Actual)	Since Inception (Cumulative)	Inception Date
Before deducting maximum sales charge
Class A1	-8.43%	-17.40%	-17.40%	08/31/15
Class C2	-8.55%	-17.60%	-17.60%	08/31/15
Class I	-8.54%	-17.50%	-17.50%	08/31/15
After deducting maximum sales charge
Class A1	-13.42%	-21.93%	-21.93%	08/31/15
Class C2	-9.46%	-18.42%	-18.42%	08/31/15
Alerian MLP Index (TR)	-8.08%	-14.58%	-14.58%	08/31/15

[1]	Maximum sales charge for Class A shares is 5.50%. No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 18 months of the date of purchase.
[2]	Class C Shares of the Fund are subject to a CDSC of 1.00% on any shares sold within 12 months of purchasing them.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 665-1414.

7

Advisory Research MLP & Equity Fund
FUND PERFORMANCE at November 30, 2015 (Unaudited) - Continued

Gross and Net Expense Ratios for Class A Shares were 1.66% and 1.35%, respectively, for Class C Shares were 2.41% and 2.10%, respectively, and for the Class I Shares were 1.41% and 1.10%, respectively, which were the amounts stated in the current prospectus.  The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.35%, 2.10%, and 1.10% of the average daily net assets of the Fund’s Class A, Class C, and Class I Shares, respectively.  In the absence of such waivers, the Fund’s returns would have been lower.  This agreement is in effect until March 31, 2017, and it may be terminated before that date only by the Trust’s Board of Trustees.  The Fund’s advisor is permitted to seek recoupment from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending of three full fiscal years in which such reimbursement occurred.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

Shares redeemed within 90 days of purchase will be charged a 2.00% redemption fee.

8

Advisory Research MLP & Equity Fund
SCHEDULE OF INVESTMENTS
As of November 30, 2015

Number of Shares		Value

	COMMON STOCKS – 74.4%
	ENERGY – 68.7%
19,550	Columbia Pipeline Group, Inc.	$374,774
28,539	Enbridge Energy Management LLC	711,760
6,455	EQT Corp.	369,355
29,520	Kinder Morgan, Inc.	695,786
2,925	NextEra Energy Partners LP	75,641
12,585	ONEOK, Inc.	371,006
4,155	Pattern Energy Group, Inc. - Class A	74,416
46,855	Plains GP Holdings LP - Class A	574,442
11,070	Spectra Energy Corp.	290,034
17,720	Tallgrass Energy GP LP	389,131
11,875	Targa Resources Corp.	466,687
9,795	TransCanada Corp.	309,424
19,480	Williams Cos., Inc.	712,189
		5,414,645
	INDUSTRIAL – 4.8%
13,710	Teekay Corp.[1]	381,687

	UTILITIES – 0.9%
5,195	NRG Yield, Inc. - Class C	73,457

	TOTAL COMMON STOCKS (Cost $6,534,086)	5,869,789

	MASTER LIMITED PARTNERSHIPS – 24.9%
	ENERGY – 21.8%
3,340	Antero Midstream Partners LP	74,883
4,670	Buckeye Partners LP	316,112
8,775	DCP Midstream Partners LP	222,885
14,090	Enable Midstream Partners LP	132,446
15,185	MPLX LP	652,044
3,650	NuStar Energy LP	146,073
3,510	Tesoro Logistics LP	175,324
		1,719,767
	UTILITIES – 3.1%
5,780	Western Gas Equity Partners LP	241,142

	TOTAL MASTER LIMITED PARTNERSHIPS (Cost $2,089,979)	1,960,909

	SHORT-TERM INVESTMENTS – 2.1%
166,615	Fidelity Institutional Money Market - Treasury Only Portfolio, 0.01%[2]	166,615

	TOTAL SHORT-TERM INVESTMENTS (Cost $166,615)	166,615

	TOTAL INVESTMENTS – 101.4% (Cost $8,790,680)	7,997,313

9

Advisory Research MLP & Equity Fund
SCHEDULE OF INVESTMENTS - Continued
As of November 30, 2015

Liabilities in Excess of Other Assets – (1.4)%	$(112,889)

TOTAL NET ASSETS – 100.0%	$7,884,424

LLC – Limited Liability Company
LP – Limited Partnership

[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

10

Advisory Research MLP & Equity Fund
SUMMARY OF INVESTMENTS
As of November 30, 2015

Security Type	Percent of Total Net Assets
Common Stocks
Energy	68.7%
Industrial	4.8%
Utilities	0.9%
Total Common Stocks	74.4%
Master Limited Partnerships
Energy	21.8%
Utilities	3.1%
Total Master Limited Partnerships	24.9%
Short-Term Investments	2.1%
Total Investments	101.4%
Liabilities in Excess of Other Assets	(1.4)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

11

Advisory Research MLP & Equity Fund
STATEMENT OF ASSETS AND LIABILITIES
As of November 30, 2015

Assets:
Investments, at value (cost $8,790,680)	$7,997,313
Receivables:
Investment securities sold	227,015
Fund shares sold	2,475
Due from Advisor	10,162
Dividends and interest	4,369
Prepaid expenses	36,319
Prepaid offering costs	19,067
Total assets	8,296,720

Liabilities:
Payables:
Investment securities purchased	365,507
Distribution fees - Class A and Class C (Note 7)	7
Auditing fees	17,500
Transfer agent fees and expenses	9,345
Fund accounting fees	5,491
Fund Administration fees	4,556
Offering costs	2,765
Custody fees	1,895
Chief Compliance Officer fees	887
Trustees' fees and expenses	592
Accrued other expenses	3,751
Total liabilities	412,296

Net Assets	$7,884,424

See accompanying Notes to Financial Statements.
12

Advisory Research MLP & Equity Fund
STATEMENT OF ASSETS AND LIABILITIES - Continued
As of November 30, 2015

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$8,683,940
Accumulated net investment income	1,162
Accumulated net realized loss on investments	(7,311)
Net unrealized depreciation on investments	(793,367)
Net Assets	$7,884,424

Class A Shares:
Net Assets applicable to shares outstanding	$70,703
Number of shares issued and outstanding	8,561
Redemption price per share*	$8.26
Maximum sales charge (5.50% of offering price)**	0.48
Maximum offering price to public	$8.74

Class C Shares:
Net Assets applicable to shares outstanding	$824
Number of shares issued and outstanding	100
Offering and redemption price per share*	$8.24

Class I Shares:
Net Assets applicable to shares outstanding	$7,812,897
Number of shares issued and outstanding	946,464
Offering and redemption price per share	$8.25

*	No sales charge applies on investments of $1 million or more, but a Contingent Deferred Sales Charge ("CDSC") of 1% may be imposed on certain redemptions of such shares within 18 months of the date of purchase. Class C Shares of the Fund are subject to a CDSC of 1% on any shares sold within 12 months of purchasing them.
**	On sales of $50,000 or more, the sales charge will be reduced.

See accompanying Notes to Financial Statements.

13

Advisory Research MLP & Equity Fund
STATEMENT OF OPERATIONS
For the Period August 31,2015* through November 30, 2015

Investment Income
Dividends (net of foreign withholding taxes of $13)	$6,072
Interest	11
Total investment income	6,083

Expenses
Auditing fees	17,500
Transfer agent fees and expenses	13,266
Registration fees	11,948
Fund Administration fees	9,513
Fund accounting fees	7,997
Offering Costs	6,333
Advisory fees	5,112
Legal fees	2,493
Custody fees	1,895
Miscellaneous	1,740
Shareholder reporting fees	1,181
Chief Compliance Officer fees	910
Trustees' fees and expenses	621
Insurance fees	299
Distribution fees - Class A (Note 7)	6
Distribution fees - Class C (Note 7)	2

Total expenses	80,816
Advisory fees waived	(5,112)
Other expenses absorbed	(69,063)
Net expenses	6,641
Net investment loss	(558)

Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments	(7,800)
Net change in unrealized appreciation/depreciation	(793,367)
Net realized and unrealized loss on investments	(801,167)

Net Decrease in Net Assets from Operations	$(801,725)

*	Commencement of operations.

See accompanying Notes to Financial Statements.

14

Advisory Research MLP & Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS

For the Period August 31, 2015* through November 30, 2015
Increase (Decrease) in Net Assets From:
Operations:
Net investment loss	$(558)
Net realized loss on investments	(7,800)
Net change in unrealized appreciation/depreciation on investments	(793,367)
Net decrease in net assets resulting from operations	(801,725)

Capital Transactions:
Net proceeds from shares sold:
Class A	71,564
Class C	1,000
Class I	8,613,585
Net increase in net assets from capital transactions	8,686,149

Total increase in net assets	7,884,424

Net Assets
Beginning of period	-
End of period	$7,884,424

Accumulated net investment income	$1,162

Capital Share Transactions:
Shares sold:
Class A	8,561
Class C	100
Class I	946,464
Net increase in capital share transactions	955,125

*	Commencement of operations.

See accompanying Notes to Financial Statements.

15

Advisory Research MLP & Equity Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Period August 31, 2015* through November 30, 2015

Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.01)
Net realized and unrealized loss on investments	(1.73)
Total from investment operations	(1.74)

Net asset value, end of period	$8.26

Total return[2]	(17.40%)	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$71

Ratio of expenses to average net assets:[4]
Before fees waived and expenses absorbed	13.72%	[5]
After fees waived and expenses absorbed	1.35%	[5]
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(12.71%)
After fees waived and expenses absorbed	(0.34%)	[5]
Portfolio turnover rate	11%	[3]

*	Commencement of operations.
[1]	Calculated based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.50% of offering price which is reduced on sales of $50,000 or more, or a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain shares sold within 18 months. If the sales charges were included total returns would be lower.
[3]	Not annualized.
[4]	The Advisor has contractually agreed to limit the operating expenses to 1.35%.
[5]	Annualized.

See accompanying Notes to Financial Statements.

16

Advisory Research MLP & Equity Fund
FINANCIAL HIGHLIGHTS
Class C

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Period August 31, 2015* through November 30, 2015

Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.03)
Net realized and unrealized loss on investments	(1.73)
Total from investment operations	(1.76)

Net asset value, end of period	$8.24

Total return[2]	(17.60)%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1

Ratio of expenses to average net assets:[4]
Before fees waived and expenses absorbed	14.47%	[5]
After fees waived and expenses absorbed	2.10%	[5]
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(13.59)%	[5]
After fees waived and expenses absorbed	(1.22)%	[5]
Portfolio turnover rate	11%	[3]

*	Commencement of operations.
[1]	Calculated based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown include Rule 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on any shares sold within 12 months. If the sales charge was included total returns would be lower.
[3]	Not annualized.
[4]	The Advisor has contractually agreed to limit the operating expenses to 2.10%.
[5]	Annualized.

See accompanying Notes to Financial Statements.

17

Advisory Research MLP & Equity Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Period August 31, 2015* through November 30, 2015

Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment loss[1]	-	[2]
Net realized and unrealized loss on investments	(1.75)
Total from investment operations	(1.75)

Net asset value, end of period	$8.25

Total return[3]	(17.50)%	[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$7,813

Ratio of expenses to average net assets:[5]
Before fees waived and expenses absorbed	13.47%	[6]
After fees waived and expenses absorbed	1.10%	[6]
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(12.46)%	[6]
After fees waived and expenses absorbed	(0.09)%	[6]
Portfolio turnover rate	11%	[4]

*	Commencement of operations.
[1]	Calculated based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	The Advisor has contractually agreed to limit the operating expenses to 1.10%.
[6]	Annualized.

See accompanying Notes to Financial Statements.

18

Advisory Research MLP & Equity Fund
NOTES TO FINANCIAL STATEMENTS
November 30, 2015

Note 1 – Organization
The Advisory Research MLP & Equity Fund (the “Fund”) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).   The Fund’s primary investment objective is to seek total return.  The Fund offers three classes of shares, Class A, Class C and Class I. All three share classes commenced investment operations on August 31, 2015.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued at the last available bid price for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Master Limited Partnerships
An MLP is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986 (the “Code”), the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock.  Holders of MLP units generally have limited control and voting rights on matters affecting the partnership. The value of the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for U.S. federal income tax purposes.  If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation and there could be a material decrease in the value of its securities.

19

Advisory Research MLP & Equity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2015

(c) Sector Concentration Risk
The focus of the Fund’s portfolio on a specific industry may present more risks than if the portfolio were broadly diversified over numerous industries.  A downturn in energy related industries would have a larger impact on a Fund than on an investment company that does not concentrate in such industries.  At times, the performance of the Fund’s investments may lag the performance of other industries or the broader market as a whole. Such underperformance may continue for extended periods of time.

(d) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date.  Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations.  Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(e) Short Sales
Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security.  To complete such a transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless.  Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense.  To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense.  Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(f) Options
The Fund may write or purchase options contracts primarily to enhance the Fund’s returns or to hedge against declines in the prices of portfolio securities. In addition, the Fund may write put options to hedge against increases in the prices of securities which it intends to purchase. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts.

20

Advisory Research MLP & Equity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2015

For the period ended November, 30 2015 the fund did not hold any written options.

(g) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities.  As of and during the open period ended November 30, 2015 the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h) Distributions to Shareholders
The Fund will make distributions of net investment income semi-annually and capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Advisory Research, Inc. (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.85%, of the Fund’s average daily net assets.  The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses to ensure that total annual operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A) expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.35%, 2.10% and 1.10% of the Fund’s average daily net assets for Class A shares, Class C shares, and Class I shares, respectively. This agreement is in effect until March 31, 2017, and it may be terminated before that date only by the Trust's Board of Trustees.

21

Advisory Research MLP & Equity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2015

For the period ended November 30, 2015, the Advisor waived fees totaling $74,175.  The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived.  The Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred.  At November 30, 2015, the amount of potentially recoverable expenses was $74,175.

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator.  UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC.  The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the period ended November 30, 2015, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees incurred for CCO services for the period ended November 30, 2015, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At November 30, 2015, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$8,763,884

Gross unrealized appreciation	27,986
Gross unrealized depreciation	(794,557)

Net unrealized depreciation on investments	$(766,571)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to income/(loss) from MLP K-1’s, which are treated as an increase/(decrease) in cost basis of the MLP shares held, options, and timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the period ended November 30, 2015, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

22

Advisory Research MLP & Equity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2015

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$(2,209)	$1,720	$489

As of November 30, 2015, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$1,162
Undistributed long-term capital gains	622
Tax accumulated earnings	1,784

Accumulated capital, other losses and partial MLP dispositions	(34,729)
Net unrealized depreciation on investments	(766,571)
Total accumulated deficit	$(799,516)

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase.  For the period ended November 30, 2015, the Fund received $0 redemption fees.

Note 6 –  Investment Transactions
For the period ended November 30, 2015, purchases and sales of investments, excluding short-term investments, were $8,874,189 and $238,376 respectively.

Note 7 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, which allows the Fund to pay distribution fees for the sale and distribution of its shares. With respect to Class A shares of the Fund, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets. With respect to Class C shares of the Fund, the Plan provides for the payment of distribution fees at the annual rate of up to 1.00% of average daily net assets. Class I shares of the Fund do not pay any distribution fees.

For the period ended November 30, 2015 distribution fees for Class A and Class C incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

23

Advisory Research MLP & Equity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2015

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of November 30, 2015, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2**	Level 3**	Total
Investments
Common Stocks*	$5,869,789	$-	$-	$5,869,789
Master Limited Partnerships*	1,960,909	-	-	1,960,909
Short-Term Investments	166,615	-	-	166,615
Total Investments	$7,997,313	$-	$-	$7,997,313

*	All common stocks and master limited partnerships held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
**	The Fund did not hold any Level 2 or 3 securities at period end.

Transfers are recognized at the end of the reporting period.  There were no transfers at period end.

24

Advisory Research MLP & Equity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2015

Note 10 – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures
Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures requires an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 11 – Recently Issued Accounting Pronouncements
In May 2015, the FASB issued ASU No. 2015-07 Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share (“NAV”) practical expedient.  The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient.  The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

Note 12 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

The Fund declared the payment of a distribution to be paid, on December 30, 2015, to shareholders of record on December 29, 2015 as follows:

	Long Term Capital Gain	Short Term Capital Gain	Income
Class A Shares:	$0.0000	$0.00047	$0.01100
Class C Shares:	0.0000	0.00047	0.00820
Class I Shares:	0.0000	0.00047	0.01200

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Investment Managers Series Trust

We have audited the accompanying statement of assets and liabilities of Advisory Research MLP & Equity Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of November 30, 2015, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period August 31, 2015 (commencement of operations) through November 30, 2015.  These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Advisory Research MLP & Equity Fund as of November 30, 2015, and the results of its operations, the changes in its net assets and its financial highlights for the period August 30, 2015 through November 30, 2015, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 29, 2016

26

Advisory Research MLP & Equity Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 665-1414.  The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	77	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - present).	77	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996-2014). Interim CEO, Unified Fund Services (now Huntington Fund Services), a mutual fund service provider (2003-2006). Senior Vice President, Oppenheimer Management Company (1983-1996). Chairman, NICSA, an investment management trade association (1993-1996).	77	None.
Interested Trustees:
John P. Zader ᵃ‡ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, co-administrator for the Fund, (2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	77	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).

27

Advisory Research MLP & Equity Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Interested Trustees:
Eric M. Banhazl b† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	Chairman (2016-present), and President, Mutual Fund Administration, LLC, co-administrator for the Fund (2006 -2015).	77	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).
Officers of the Trust
Maureen Quill ᵃ (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice-President, UMB Fund Services, Inc. (January 2007 - June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Terrance P. Gallagher, CPA, JD ᵃ (born 1958) Vice President	Since December 2007	Executive Vice President, UMB Fund Services, Inc. (2007 - present). Director of Compliance, Unified Fund Services Inc. (2004-2007).	N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-CEO, (2016 - present), and Vice President, Mutual Fund Administration, LLC President (2006 – 2015).	N/A	N/A
Joy Ausili [b] (born 1966) Secretary and Assistant Treasurer	Since December 2007	Co-CEO, (2016 - present), and Vice President, Mutual Fund Administration, LLC President (2006 – 2015).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009-2010).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address for Mr. Dziura:  39 Stafford Square, Boyertown, Pennsylvania  19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

28

Advisory Research MLP & Equity Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration of Investment Advisory Agreement

At an in-person meeting held on June 17-18, 2015, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Advisory Research, Inc. (the “Investment Advisor”) with respect to the Advisory Research MLP & Equity Fund series of the Trust for an initial two-year term. In approving the Advisory Agreement, the Board, including the Independent Trustees, determined that such approval is in the best interests of the Fund and its shareholders.

Background
In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of the Investment Advisor; information regarding the background and experience of relevant personnel who would be providing services to the Fund; information regarding the performance of the equity portion of the Advisory Research MLP Energy & Income Fund series of the Trust (the “MLP Income Fund”) and the performance of the MLP Income Fund and the Advisory Research MLP Energy & Infrastructure Fund series of the Trust (the “MLP Infrastructure Fund”) for various periods ended March 31, 2015; and reports comparing the proposed investment advisory fees and total expenses of the Fund to those of a group of comparable funds (the “Expense Peer Group”) selected by Morningstar from its Energy Limited Partnership fund universe (the “Expense Universe”). The Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed approval of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year with respect to the Investment Advisor at other Board and Board committee meetings as the investment advisor of nine other series of the Trust. No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement.

In approving the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services

The Board noted that the Fund would generally make the same equity investments as the MLP Income Fund and the MLP Infrastructure Fund, which were also managed by the Investment Advisor, but unlike those Funds, the Fund would not invest in fixed income securities or derivatives.  The Board considered information included in the meeting materials regarding the performance of the equity portion of the MLP Income Fund since inception and observed that the equity portfolio had outperformed the Alerian MLP Index for one- and three-year periods ended April 30, 2015. The Board also noted that the meeting materials indicated that each of the MLP Income Fund and the MLP Infrastructure Fund (each of which launched in 2010) had outperformed the Alerian MLP Index for the one- and three-year and since inception periods ended March 31, 2015.

The Board noted its familiarity with the Investment Advisor as the investment advisor for nine other series of the Trust, and considered the services to be provided by the Investment Advisor to the Fund.  In doing so, the Board considered the Investment Advisor’s role as the Fund’s investment advisor, noting that the Investment Advisor would be responsible for the general investment management and investment operations of the Fund.  The Board also considered the qualifications, experience and responsibilities of the personnel who would be involved in the activities of the Fund.  In addition the Board considered the overall quality of the organization and operations, and the compliance structure and compliance procedures, of the Investment Advisor.

29

Advisory Research MLP & Equity Fund
SUPPLEMENTAL INFORMATION (Unaudited)

The Board and the Independent Trustees concluded that based on the various factors they had reviewed the Investment Advisor would have the capabilities, resources and personnel necessary to manage the Fund and that the Investment Advisor would provide the Fund with a reasonable potential for good investment results.

Advisory Fee and Expense Ratio
The Board reviewed the Fund’s proposed advisory fee and total expenses. The meeting materials indicated that the proposed advisory fee of the Fund (gross of fee waivers) was lower than the median advisory fees of the funds in its Expense Peer Group and Expense Universe.  The Trustees also considered the Investment Advisor’s explanation that the proposed advisory fee for the Fund was lower than the advisory fee for the MLP Income Fund because the Fund would not be investing in fixed income investments, derivatives or private placements, but that the Fund’s advisory fee was higher than the advisory fee for the MLP Infrastructure Fund because that Fund has a higher minimum investment and is not a retail fund and therefore has simpler cash management issues. The Trustees also observed that the Fund’s proposed advisory fee is higher than the Investment Advisor’s standard asset-based fees for separate account clients, but considered that the Investment Advisor would oversee the Fund’s compliance with certain requirements under the 1940 Act that do not apply to the Investment Advisor’s other clients that are not registered under the 1940 Act.

The meeting materials indicated that the proposed total expenses (net of fee waivers) of the Fund were below the median total expenses of the funds in the Fund’s Expense Peer Group and Expense Universe.

The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the services proposed to be provided by the Investment Advisor to the Fund.

Profitability and Economies of Scale
The Board reviewed the estimated profitability to the Investment Advisor of its relationship with the Fund in its first year of operations taking into account estimated assets of $50 million.  The Board noted that the Investment Advisor anticipated waiving a significant portion of its advisory fee with respect to the Fund, and determined that the estimated profitability to the Investment Advisor with respect to the Fund was reasonable. The Board also noted that the potential benefits received by the Investment Advisor as a result of its relationship with the Fund (other than the receipt of advisory fees) would include any research made available to it by broker-dealers that provide execution services to the Fund, the intangible benefits of its association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance.  In addition, the Board noted that although there were no advisory fee breakpoints, during the Fund’s startup period the Fund’s asset levels would likely be too low to achieve significant economies of scale and that any such economies would be considered in the future as the Fund’s assets grow.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that approval of the Advisory Agreement would be in the best interests of the Fund and its shareholders and, accordingly, approved the Advisory Agreement.
30

Advisory Research MLP & Equity Fund
EXPENSE EXAMPLE
For the Six Months Ended November 30, 2015 (Unaudited)

Expense Example
As a shareholder of the Advisory Research MLP & Equity Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes, and (2) ongoing costs, including management fees; distribution (12b-1) fees (Class A & Class C only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Actual Performance examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire since inception period from August, 31 2015 (commencement of operations) to November 30, 2015.

The Hypothetical (5% annual return before expenses) example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period from June 1, 2015 to November 30, 2015.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the rows titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period
		8/31/15*	11/30/15	8/31/15 - 11/30/15
Actual Performance**	Class A	$1,000.00	$826.00	$3.11
Actual Performance	Class C	1,000.00	824.00	4.82
	Class I	1,000.00	825.00	2.54
		6/1/15	11/30/15	6/1/15 - 11/30/15
Hypothetical (5% annual return before expenses)^	Class A	1,000.00	1,018.30	6.83
	Class C	1,000.00	1,014.55	10.59
	Class I	1,000.00	1,019.53	5.59

31

Advisory Research MLP & Equity Fund
EXPENSE EXAMPLE - Continued
For the Six Months Ended November 30, 2015 (Unaudited)

*	Commencement of operations.
**	Expenses are equal to the Fund’s annualized expense ratio of 1.35%, 2.10% and 1.10% for Class A, Class C, and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 92/365 (to reflect the since inception period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.
^	Expenses are equal to the Fund’s annualized expense ratio of 1.35%, 2.10% and 1.10% for Class A, Class C, and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

32

Advisory Research MLP & Equity Fund
a series of Investment Managers Series Trust

Advisor
Advisory Research, Inc. Two Prudential Plaza
180 N. Stetson, Suite 5500
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI  53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Advisory Research MLP & Equity Fund – Class A	INFJX	461 41Q 790
Advisory Research MLP & Equity Fund – Class C	INFKX	461 41Q 782
Advisory Research MLP & Equity Fund – Class I	INFEX	461 41Q 774

Privacy Principles of the Advisory Research MLP & Equity Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Advisory Research MLP & Equity Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 665-1414, on the Fund’s website at www.advisoryresearch.com or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 665-1414, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund at (888) 665-1414. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Advisory Research MLP & Equity Fund
P.O. Box 2175
Milwaukee, WI  53201
(888) 665-1414

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-665-1414.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2015	FYE 11/30/2014
Audit Fees	$45,000	$28,500
Audit-Related Fees	N/A	N/A
Tax Fees	$7,500	$5,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2015	FYE 11/30/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 11/30/2015	FYE 11/30/2014
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	2/8/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	2/8/2016

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	2/8/2016